   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 2003


                                             1933 ACT FILE NO. 333-108951

                                             1940 ACT FILE NO. 811-21407
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)


   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [X]    PRE-EFFECTIVE AMENDMENT NO. 2
   [ ]    POST-EFFECTIVE AMENDMENT NO. ____
                                      AND
   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940
   [X]    AMENDMENT NO. 7


                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                               JESSICA R. DROEGER
                          VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

        DAVID A. STURMS                  ERIC F. FESS                   SARAH E. COGAN
   VEDDER, PRICE, KAUFMAN &           CHAPMAN AND CUTLER        SIMPSON THACHER & BARTLETT LLP
        KAMMHOLZ, P.C.                   111 W. MONROE                425 LEXINGTON AVE.
 222 NORTH LASALLE, SUITE 2600         CHICAGO, IL 60603              NEW YORK, NY 10017
       CHICAGO, IL 60601

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF SECURITIES          AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING       AMOUNT OF
      BEING REGISTERED             REGISTERED              UNIT                PRICE         REGISTRATION FEE(1)
-----------------------------------------------------------------------------------------------------------------
FundPreferred shares, $0.01
  par value..................     4,800 Shares           $25,000            $120,000,000            $9,708
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


(1) $9,708 previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2003

PROSPECTUS

(NUVEEN INVESTMENTS LOGO)         $120,000,000

                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
                            FUNDPREFERRED(TM) SHARES
                                  2,400 SHARES, SERIES T
                                  2,400 SHARES, SERIES W
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

    The Nuveen Diversified Dividend and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objectives are high current income and total return. Under normal market circumstances, the Fund expects to be primarily invested in (i)(a) dividend-paying common stocks and (b) dividend-paying common stocks issued by real estate companies and (ii)(a) debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries and (b) senior secured loans.

    Initially, Nuveen Institutional Advisory Corp. will allocate approximately 50% of the Fund's Managed Assets (as defined herein) for investment in equity security holdings and approximately 50% for investment in debt security holdings, to be invested in the manner described below. Within those initial allocations, approximately 25% of the Fund's Managed Assets will be allocated to each of the Fund's four subadvisers. Thereafter, and subject to the limitations noted below, the Fund's Managed Assets allocated for investment in equity security holdings and debt security holdings, and allocations to the different types of securities within each such asset class, will vary from time to time consistent with the Fund's investment objectives. In making allocation decisions, Nuveen Institutional Advisory Corp. will consider factors such as relative valuations and performance trends in the global equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation.

    Under normal circumstances, the Fund will invest at least 40%, but no more than 70%, of its Managed Assets in equity security holdings and at least 30%, but no more than 60%, of its Managed Assets in debt security holdings. Under normal circumstances, the securities in which the Fund invests that are of a type customarily subject to a credit rating will be, at the time of investment, rated B or higher by at least one nationally recognized statistical rating organization or unrated but judged to be of comparable quality. However, the Fund may invest up to 10% of its Managed Assets in those rateable securities rated below B or that are unrated but judged to be of comparable quality, except that no more than 5% of the Fund's Managed Assets may be invested in such rateable securities rated below CCC or that are unrated but judged to be of comparable quality. Initially, the Fund expects that the average credit quality of those rateable security holdings will be Ba and BB. Securities rated below investment grade are commonly referred to as junk bonds.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this Prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A Statement of Additional Information dated
         , 2003 and as it may be supplemented, containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 70 of this Prospectus, may be obtained without charge by calling the Fund at (800) 257-8787. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the SEC by the Fund.
                             ---------------------

    INVESTING IN FUNDPREFERRED SHARES ("FUNDPREFERRED SHARES") INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 33.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------

                                                                PER
                                                               SHARE           TOTAL
                                                               -----           -----
Public Offering Price                                         $25,000       $
Sales Load(1)                                                 $             $
Proceeds to the Fund(2)(before expenses)                      $             $

------------
(1) One half of the sales load from this offering will be paid to certain underwriters based on their participation in the Fund's offering of common shares.

(2) Does not include offering expenses payable by the Fund estimated to be
    $    .

    The underwriters are offering the FundPreferred shares subject to various conditions. The underwriters expect to deliver FundPreferred shares in book-entry form, through the facilities of the Depository Trust Company, to
purchasers on or about          , 2003.
                             ---------------------
        CITIGROUP
                 NUVEEN INVESTMENTS, LLC
                                               A.G. EDWARDS & SONS, INC.
         , 2003

     The Fund is offering 2,400 shares of Series T and 2,400 shares of Series W FundPreferred shares. The shares are referred to in this Prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The FundPreferred shares also have priority over the Fund's Common Shares as to distribution of assets, as described in this Prospectus. The dividend rate for the initial
dividend rate period will be   % and   % for FundPreferred shares Series T and
Series W, respectively. The initial dividend period is from the date of issuance
through           , 2003 for FundPreferred shares Series T and           , 2003
for FundPreferred shares Series W. For subsequent dividend periods, FundPreferred shares pay dividends based on a rate set at auction, usually held every seven (7) days. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares are not listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


Prospectus Summary..........................................     1
Financial Highlights........................................    11
The Fund....................................................    12
Use of Proceeds.............................................    12
Capitalization..............................................    13
Portfolio Composition.......................................    13
The Fund's Investments......................................    14
Use of Leverage.............................................    27
Hedging Transactions........................................    28
Risk Factors................................................    33
Management of the Fund......................................    44
Description of FundPreferred Shares.........................    48
The Auction.................................................    60
Description of Borrowings...................................    63
Description of Common Shares................................    64
Certain Provisions in the Declaration of Trust..............    64
Repurchase of Fund Shares; Conversion to Open-End Fund......    65
Federal Income Tax Matters..................................    65
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent and Redemption Agent.....................    67
Underwriting................................................    68
Legal Opinions..............................................    69
Available Information.......................................    69
Table of Contents for the Statement of Additional
  Information...............................................    70

                             ---------------------

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and the Statement of Additional Information, including the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

The Fund...................  Nuveen Diversified Dividend and Income Fund (the
                             "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's common shares, $.01 par value ("Common Shares"), are traded on the New York Stock Exchange (the "Exchange") under the symbol "JDD." See "Description of Common Shares." As of November 12, 2003, the Fund had 20,113,000 Common Shares outstanding and net assets applicable to Common Shares of $290,730,470.

Investment Objectives and
  Policies.................  The Fund's investment objectives are high current income and total return. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments" and "Risk Factors."

                             Under normal circumstances the Fund:

                             - expects to be primarily invested in:

                               (i)(a) dividend-paying common stocks and (b) dividend-paying common stocks issued by companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that have at least 50% of their assets invested in such real estate), commonly referred to as "REOCs", including real estate investment trusts (collectively, with other similarly structured securities, "REITs"); and

                               (ii)(a) debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries and (b) senior secured loans; and

                             - expects to invest all or substantially all of its
                               Managed Assets in income producing or
                               dividend-paying securities.

                             The equity securities in which the Fund may invest include common stocks, including American Depositary Receipts ("ADRs"), non-ADR common stocks of non-U.S. issuers and common stocks issued by REITs; convertible securities, including convertible preferred securities and mandatory convertible preferred securities; preferred securities and convertible securities issued by REITs; and rights and warrants to acquire any of the foregoing (collectively, "Equity Strategy Securities").

                             The debt securities in which the Fund may invest include debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging market countries, senior secured and senior unsecured loans, domestic and non-U.S. (including emerging market) corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including below investment grade securities (collectively, "Debt Strategy Securities"). Debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities) include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions, debt securities issued by government owned, controlled or sponsored entities, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers, or debt securities issued by supranational entities such as the World Bank or the European Economic Community.

                             The Fund's assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings (as defined below)) are called "Managed Assets."

                             Nuveen Institutional Advisory Corp. ("NIAC") will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets for investment in Equity Strategy Securities and Debt Strategy Securities. Initially, NIAC will allocate approximately 50% of the Fund's Managed Assets for investment in Equity Strategy Securities and approximately 50% for investment in Debt Strategy Securities. Within those initial allocations, approximately 25% of the Fund's Managed Assets will be allocated to each of the Fund's four subadvisers.

                             Thereafter, and subject to the limitations noted below, the relative allocations of the Fund's Managed Assets for investment in Equity Strategy Securities and Debt Strategy Securities, and allocations to the different types of securities within each such asset class, will vary from time to time consistent with the Fund's investment objectives. Under normal circumstances:

                             - the Fund will invest at least 40%, but not more
                               than 70%, of its Managed Assets in Equity
                               Strategy Securities and at least 30%, but not more than 60%, of its Managed Assets in Debt Strategy Securities; and

                             - the securities in which the Fund invests that are
                               of a type customarily subject to a credit rating will be, at the time of investment, rated B or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings ("Fitch"), or unrated but judged to be of comparable quality. However, the Fund may invest up to 10% of its Managed Assets in those rateable securities rated below B or that are unrated but judged to be of comparable quality, except that no more than 5% of the Fund's Managed Assets may be invested in such rateable securities rated below CCC or that are unrated but judged to be of comparable quality. Initially, the Fund expects that the average credit quality of those rateable security holdings (that may include both Equity

                               Strategy Securities and Debt Strategy Securities) will be Ba and BB.

                             Accordingly, a significant portion of the Fund's Managed Assets may be invested in securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment are rated by at least one national recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "The Fund's Investments -- Portfolio Composition -- Debt Strategy Securities" and "Risk Factors -- General Risks of Investing in the
                             Fund -- Below Investment Grade Risk."

                             In addition, under normal circumstances:

                             - The Fund may invest up to 15% of its Managed
                               Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 15% limitation to the extent they are deemed to be illiquid.

                             - The Fund may invest up to 50% of its Managed
                               Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities.

                             - The Fund will not invest in inverse floating rate
                               securities.

                             The Fund's assets allocated for investment in Equity Strategy Securities will be managed by NWQ Investment Management Company, LLC ("NWQ") and Security Capital Research & Management Incorporated ("Security Capital").

                             Under normal circumstances, NWQ will invest its portion of Equity Strategy Securities as follows:

                             - at least 80% will be invested in dividend-paying
                               common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange but excluding other common stocks of non-U.S. issuers; and

                             - up to 20% may be invested in convertible
                               securities, including convertible preferred securities and mandatory convertible securities, other non-ADR common stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing.

                             NWQ does not presently intend to invest in non-ADR or non-U.S. dollar denominated common stocks of non-U.S. issuers or rights and warrants.

                             Under normal circumstances, Security Capital will invest its portion of Equity Strategy Securities as follows:

                             - at least 80% will be invested in common stocks
                               issued by REITs; and

                             - up to 20% may be invested in preferred
                               securities, convertible securities and rights and warrants to acquire any of the foregoing, each issued by REITs.

                             The Fund's assets allocated for investment in Debt Strategy Securities will be managed by Wellington Management Company, LLP ("Wellington Management") and Symphony Asset Management, LLC ("Symphony").

                             Under normal circumstances, Wellington Management will invest its portion of Debt Strategy Securities as follows:

                             - at least 80% will be invested in sovereign debt
                               securities issued by issuers located, or conducting their business, in emerging markets countries; and

                             - up to 20% may be invested in other non-U.S.
                               sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments.

                             Under normal circumstances, Symphony will invest its portion of Debt Strategy Securities as follows:

                             - at least 80% will be invested in senior secured
                               loans, except that up to 5% may be invested in senior unsecured loans; and

                             - up to 20% may be invested in other senior
                               unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities.

                             During temporary defensive periods or in order to keep the Fund's cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon a Subadviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each Subadviser may deviate from its investment guidelines noted above. For a more complete discussion of the Fund's portfolio composition, including the maximum and minimum allocations to certain asset types, see "The Fund's Investments."

Investment Adviser and
  Subadvisers..............  NIAC will be the Fund's investment adviser, responsible for determining the Fund's overall investment strategy, including the relative allocations of the Fund's assets for investment in Equity Strategy Securities and Debt Strategy Securities. In making allocation decisions, NIAC will consider factors such as relative valuations and performance trends in the global equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation.

                             The Fund's assets allocated for investment in Equity Strategy Securities will be managed by NWQ and Security Capital. The Fund's assets allocated for investment in Debt Strategy Securities will be managed by Wellington Management and Symphony. NWQ, Security Capital, Wellington Management and Symphony will sometimes individually be referred to as a "Subadviser" and collectively be referred to as the "Subadvisers." NIAC, NWQ, Security Capital, Wellington Management and Symphony will sometimes individually be referred to as an "Adviser" and collectively be referred to as the "Advisers."

                             NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $90 billion of assets under management as of September 30, 2003. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (105) and the amount of fund assets under management (approximately $46 billion) as of September 30, 2003.

                             NWQ, a registered investment adviser, is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest. NWQ and its predecessors have provided investment advisory operations since 1982. NWQ had approximately $10 billion in assets under management as of September 30, 2003. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges.

                             Security Capital, a registered investment adviser, is an indirect wholly owned subsidiary of The General Electric Company ("GE"), a New York corporation. Security Capital specializes in the management of public real estate securities. As of September 30, 2003, Security Capital had assets under management of more than $3.6 billion.

                             Wellington Management, a Massachusetts limited liability partnership, is a registered investment adviser that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of September 30, 2003, Wellington Management had investment management authority over approximately $353 billion in assets. Wellington

                             Management manages assets for clients using a broad range of equity and fixed-income approaches.

                             Symphony, a registered investment adviser, is an indirect wholly owned subsidiary of Nuveen. Founded in 1994, Symphony had approximately $2.7 billion in assets under management as of September 30, 2003. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios.

Use of Leverage............  The Fund intends to use financial leverage, including issuing FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or other borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Use of Hedging
Transactions...............  The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. See "The Fund's
                             Investments -- Portfolio Composition -- Hedging Transactions," "Risk Factors -- General Risks of Investing in the Fund -- Hedging Risk" and "Risk Factors -- General Risks of Investing in the
                             Fund -- Counterparty Risk."

The Offering...............  The Fund is offering 2,400 shares of each of
                             FundPreferred shares Series T and Series W, each at a purchase price of $25,000 per share. FundPreferred shares are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary.......  Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in FundPreferred shares are:

                             - if an auction fails you may not be able to sell
                               some or all of your shares;

                             - because of the nature of the market for
                               FundPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                             - a rating agency could downgrade FundPreferred
                               shares, which could affect liquidity;

                             - the Fund may be forced to redeem your shares to
                               meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                             - in extraordinary circumstances, the Fund may not
                               earn sufficient income from its investments to pay dividends;

                             - the FundPreferred shares will be junior to any
                               Borrowings;

                             - any Borrowings may constitute a substantial lien
                               and burden on the FundPreferred shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and

                             - if the Fund leverages through Borrowings, the
                               Fund may not be permitted to declare dividends or other distributions with respect to the FundPreferred shares or purchase FundPreferred shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default.

                             For additional general risks of investing in the Fund, see "Risk Factors -- General Risks of Investing in the Fund."

Trading Market.............  FundPreferred shares are not listed on an exchange.
                             Instead, you may buy or sell FundPreferred shares at an auction that is normally held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                             The table below shows the first auction date for each Series of FundPreferred shares and the day on which each subsequent auction will normally be held for each Series of FundPreferred shares. The first auction date for each Series of FundPreferred shares will be the business day before the dividend payment date for the initial dividend period for each Series of FundPreferred shares.

                             The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

                                                                   FIRST AUCTION         SUBSEQUENT
                                     SERIES                            DATE*              AUCTION
                                     ------                        -------------         ----------
                                     T......................                             Tuesday
                                     W......................                             Wednesday

                             -----------------------------------------

                             * All dates are 2003.

Dividends and Dividend
  Periods..................  The table below shows the dividend rate for the initial dividend period of the FundPreferred shares offered in this Prospectus. For subsequent dividend periods, FundPreferred shares will pay dividends based on a rate set at auctions, normally held every seven (7) days. In most instances dividends are also paid every seven (7) days, on the day following the end of the rate period. The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the "Minimum Rate") or greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. See "Description of FundPreferred Shares -- Dividends and Dividend
                             Periods -- Determination of Dividend Rate" and "The Auction."

                             The table below also shows the date from which dividends on the FundPreferred shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If dividends are payable on Monday or Tuesday and that day is not a business day, then your dividends will normally be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then dividends will normally be paid on the first business day prior to that day.

                             Finally, the table below shows the number of days of the initial dividend period for the FundPreferred shares. Subsequent dividend periods generally will be seven (7) days. The dividend payment date for special dividend periods of other than seven (7) days will be set out in the notice designating a special dividend period. See "Description of FundPreferred Shares -- Dividends and Dividend Periods -- Notification of Dividend Period."

                                                             DATE OF      PAYMENT DATE                    NUMBER OF
                                                INITIAL    ACCUMULATION   FOR INITIAL    SUBSEQUENT    DAYS OF INITIAL
                                                DIVIDEND    AT INITIAL      DIVIDEND      DIVIDEND        DIVIDEND
                                       SERIES     RATE        RATE*         PERIOD*      PAYMENT DAY       PERIOD
                                       ------   --------   ------------   ------------   -----------   ---------------
                                       T.....                                            Wednesday
                                       W.....                                            Thursday

                              ------------------------------------------

                              * All dates are 2003.

Ratings....................  It is a condition of the underwriters' obligation to purchase the FundPreferred shares that the FundPreferred shares receive a rating of "AAA" from Fitch and "Aaa" from Moody's.

Restrictions on Dividend
  Redemption and Other
  Payments.................  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as defined in the 1940 Act), under the 1940 Act, the Fund would not be permitted to declare any dividend on FundPreferred shares unless, after giving effect to such dividend, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any other distribution on or purchase or redeem FundPreferred shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of FundPreferred shares would also be prohibited at any time that an event of default under any Borrowings has occurred and is continuing.

                             See "Description of FundPreferred
                             Shares -- Restrictions on Dividend, Redemption and Other Payments."

Asset Maintenance..........  The Fund must maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the FundPreferred shares on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of FundPreferred Shares -- Asset Maintenance."

                             The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the FundPreferred Shares Basic Maintenance Amount has been satisfied have been established by Fitch and Moody's in connection with the Fund's receipt from Fitch and Moody's of the "AAA" and "Aaa" ratings, respectively, Credit Rating with respect to the FundPreferred shares on their Date of Original Issue.

                             The Fund estimates that on the Date of Original Issue, the 1940 Act FundPreferred Shares Asset Coverage, based on the composition of its portfolio as of November 12, 2003, and after giving effect to the issuance of the FundPreferred shares offered hereby ($120,000,000) and the deduction of sales loads and estimated offering expenses for such FundPreferred shares ($2,630,000), will be 340%.

                             In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings.

Redemption.................  Although the Fund will not ordinarily redeem
                             FundPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law, correct a failure to meet a rating agency guideline in a timely manner or maintain other covenants with respect to the FundPreferred shares. The Fund voluntarily may redeem FundPreferred shares in certain circumstances. See "Description of FundPreferred Shares -- Redemption."

Liquidation Preference.....  The liquidation preference of the shares of each series of FundPreferred shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of FundPreferred Shares -- Liquidation Rights."

Voting Rights..............  Except as otherwise indicated, holders of
                             FundPreferred shares have one vote per share and vote together with holders of Common Shares as a single class.

                             In connection with the election of the Board of Trustees, the holders of outstanding preferred shares of beneficial interest ("Preferred Shares"), including FundPreferred shares, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of Common Shares and Preferred Shares, including FundPreferred shares, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, the holders of Preferred Shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of FundPreferred Shares -- Voting Rights."

Federal Income Taxes.......  Distributions with respect to the FundPreferred shares will generally be subject to U.S. federal income taxation. A portion of the Fund's portfolio income may qualify for the dividends received deduction available to corporate investors (the "Dividends Received Deduction") or for treatment as "qualified dividend income" that is generally subject to reduced rates of federal income taxation for noncorporate investors. However, to the extent that the Fund's distributions are derived from amounts it receives from REITs, such distributions will not qualify for the Dividends Received Deduction and, only in limited circumstances, will be treated as "qualified dividend income." The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends, dividends qualifying for the Dividends Received Deduction and "qualified dividend income" between its Common Shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on September 25, 2003 until October 28, 2003. Since the Fund was recently organized and commenced operations on September 25, 2003, the table covers less than five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in Equity Strategy Securities and Debt Strategy Securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                              (SEPTEMBER 25, 2003-
                                                                OCTOBER 28, 2003)
                                                              ---------------------
                                                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Common Share Net Asset Value, Beginning of Period.........        $  14.33
                                                                    --------
     Net Investment Income..................................             .03
     Net Realized/Unrealized Gain from Investments..........             .06
                                                                    --------
       Total From Investment Operations.....................             .09
                                                                    --------
  Offering Costs............................................            (.03)
                                                                    --------
  Common Share Net Asset Value, End of Period...............        $  14.39
                                                                    ========
  Per Share Market Value, End of Period.....................        $  15.00
  Total Return on Common Share Net Asset Value(a)...........             .42%
  Total Investment Return on Market Value(a)................              --%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets Applicable to Common Shares, End of Period
     (In Thousands).........................................        $269,901
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares Before Reimbursement.....................            1.00%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares Before Reimbursement.......            2.47%*
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares After Reimbursement......................             .68%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares After Reimbursement........            2.79%*
  Portfolio Turnover Rate...................................              17%

------------

 *  Annualized.

(a) Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 18, 2003, pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of The Commonwealth of Massachusetts. On September 30, 2003, the Fund issued an aggregate of 18,750,000 Common Shares pursuant to the initial public offering thereof. On November 12, 2003, the Fund issued an additional 1,356,000 Common Shares in connection with a partial exercise by the underwriters of their over-allotment option. The Common Shares are traded on the Exchange under the symbol "JDD." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following provides information about the Fund's outstanding shares as of November 12, 2003:

                                                                             AMOUNT HELD
                                                                           BY THE FUND OR      AMOUNT
TITLE OF CLASS                                         AMOUNT AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                         -----------------   ---------------   -----------
Common Shares........................................      Unlimited              0          20,113,000
Fund Preferred shares................................      Unlimited              0                   0
Series T.............................................          2,400              0                   0
Series W.............................................          2,400              0                   0

                                USE OF PROCEEDS

     The net proceeds of the offering will be approximately $117,370,000 after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments," as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Equity Strategy Securities and Debt Strategy Securities that meet those investment objectives and policies within approximately 1 to 1 1/2 months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of November 12, 2003, and as adjusted, to give effect to the issuance of the FundPreferred shares offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              NOVEMBER 12,   NOVEMBER 12,
                                                                  2003           2003
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
FundPreferred shares, $25,000 stated value per share, at
  liquidation value; unlimited shares authorized (no shares
  issued and 4,800 shares issued, as adjusted,
  respectively)*............................................  $         --   $120,000,000
                                                              ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized (20,113,000 shares outstanding)*............  $    201,130   $    201,130
  Paid-in surplus**.........................................   287,314,415    284,684,415
  Undistributed (Overdistribution of) net investment
     income.................................................      (819,021)      (819,021)
  Accumulated net realized gain (loss) from investments.....      (142,470)      (142,470)
  Net unrealized appreciation (depreciation) of
     investments............................................     4,176,416      4,176,416
                                                              ------------   ------------
  Net assets applicable to Common Shares....................  $290,730,470   $288,100,470
                                                              ============   ============

------------

 * None of these outstanding shares are held by or for the account of the Fund.

** As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering costs of the FundPreferred shares issuance ($2,630,000).

                             PORTFOLIO COMPOSITION

     As of November 12, 2003, 89.59% of the market value of the Fund's portfolio was invested in Equity Strategy Securities and Debt Strategy Securities and 10.41% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are high current income and total return. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal circumstances, the Fund:

     - expects to be primarily invested in:

          (i)(a) dividend-paying common stocks and (b) dividend-paying common stocks issued by REITs; and

          (ii)(a) debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries and (b) senior secured loans; and

     - expects to invest all or substantially all of its Managed Assets in income producing or dividend-paying securities.

     NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets for investment in Equity Strategy Securities and Debt Strategy Securities. See "Management of the Fund."

OVERALL FUND PORTFOLIO ALLOCATIONS

     Initially, NIAC will allocate approximately 50% of the Fund's Managed Assets for investment in Equity Strategy Securities and approximately 50% for investment in Debt Strategy Securities.

     Thereafter, and subject to the limitations noted below, the relative allocations of the Fund's Managed Assets for investment in Equity Strategy Securities and Debt Strategy Securities, and allocations to the different types of securities within each such asset class, will vary from time to time consistent with the Fund's investment objectives. In making allocation decisions, NIAC will consider factors such as relative valuations and performance trends in the global equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation. Under normal circumstances:

     - the Fund will invest at least 40%, but not more than 70%, of its Managed Assets in Equity Strategy Securities and at least 30%, but not more than 60%, of its Managed Assets in Debt Strategy Securities; and

     - the securities in which the Fund invests that are of a type customarily subject to a credit rating will be, at the time of investment, rated B or higher by at least one NRSRO or unrated but judged to be of comparable quality by the Subadviser responsible for the investment. However, the Fund may invest up to 10% of its Managed Assets in those rateable securities rated below B or that are unrated but judged to be of comparable quality by the Subadviser responsible for the investment, except that no more than 5% of the Fund's Managed Assets may be invested in such securities rated below CCC or that are unrated but judged to be of comparable quality by the Subadviser responsible for the investment. Initially, the Fund expects that the average credit quality of those rateable security holdings (that may include both Equity Strategy Securities and Debt Strategy Securities) will be Ba and BB.

     A significant portion of the Fund's Managed Assets may be invested in securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are commonly referred to as junk bonds and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risks Factors -- General Risks of Investing in the Fund -- Below Investment Grade Risk." See Appendix B to the Statement of Additional Information for a description of security ratings.

     Under normal circumstances, the allocation of the Fund's Managed Assets among strategies described under "-- Allocation to Subadvisers" will conform to the following guidelines:

                                                              MINIMUM %    MAXIMUM %
                                                              OF MANAGED   OF MANAGED
                                                                ASSETS       ASSETS
                                                              ----------   ----------
EQUITY STRATEGY SECURITIES
REIT Strategy...............................................      15           40
Dividend-Paying Common Stocks Strategy......................      15           40
DEBT STRATEGY SECURITIES
Senior Loans Strategy.......................................      15           30
Emerging Market Sovereign Debt Securities Strategy..........      15           30

ALLOCATIONS TO SUBADVISERS

     The Fund will have four Subadvisers, each responsible for its portion of the Fund's Managed Assets as discussed below.

NWQ

     NWQ will invest its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities in common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange, convertible securities, other non-ADR common stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing.

     Under normal circumstances, NWQ will invest its portion of Equity Strategy Securities as follows (for purposes of the table above, the "Dividend-Paying Common Stocks Strategy"):

     - at least 80% will be invested in dividend-paying common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange but excluding other common stocks of non-U.S. issuers; and

     - up to 20% may be invested in convertible securities, including convertible preferred securities and mandatory convertible securities, other non-ADR common stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing.

     NWQ does not presently intend to invest in non-ADR or non-U.S. dollar denominated common stocks of non-U.S. issuers or rights and warrants.

SECURITY CAPITAL

     Security Capital will invest its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities in common stocks, preferred securities, convertible securities and rights and warrants to acquire any of the foregoing, each issued by REITs.

     Under normal circumstances, Security Capital will invest its portion of Equity Strategy Securities as follows (for purposes of the table above, the "REIT Strategy"):

     - at least 80% will be invested in common stocks issued by REITs; and

     - up to 20% may be invested in preferred securities, convertible securities and rights and warrants to acquire any of the foregoing, each issued by REITs.

WELLINGTON MANAGEMENT

     Wellington Management will invest its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments.

     Under normal circumstances, Wellington Management will invest its portion of Debt Strategy Securities as follows (for purposes of the table above on page 15, the "Emerging Market Sovereign Debt Securities Strategy"):

     - at least 80% will be invested in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries; and

     - up to 20% may be invested in other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments.

SYMPHONY

     Symphony will invest its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities in senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities.

     Under normal circumstances, Symphony will invest its portion of Debt Strategy Securities as follows (for purposes of the table above on page 15, the "Senior Loans Strategy"):

     - at least 80% will be invested in senior secured loans, except that up to 5% may be invested in senior unsecured loans; and

     - up to 20% may be invested in other senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities.

OTHER INVESTMENT PARAMETERS

     The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). In addition, the Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities.

     For a more complete discussion of the Fund's initial portfolio composition, see "-- Portfolio Composition" and "-- Overall Fund Portfolio Allocations."

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares -- Voting Rights" and the Statement of Additional Information under "Description of FundPreferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

ASSET ALLOCATION PHILOSOPHY AND PROCESS

     Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions between the two primary asset classes in which the Fund invests, Equity Strategy Securities and Debt Strategy Securities, and among the different types of securities within each such asset class. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of these asset classes change.

     Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as relative valuations and performance trends in the global equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation.

INVESTMENT PHILOSOPHY AND PROCESS

NWQ

     Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

     - attractive valuation and fundamentals

     - favorable risk/reward and downside protection

     - catalysts or inflection points leading to an improvement in profitability or recognition of value

     Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

SECURITY CAPITAL

     Investment Philosophy. Security Capital's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities focuses on three fundamental research disciplines that Security Capital believes play an important role in the performance and pricing of REITs:

     - real estate research

     - company analysis

     - market strategy

     Investment Process. Security Capital's investment process integrates these three disciplines under the broad direction of Security Capital's Portfolio Management Committee, the decision-making body for investment strategies.

     Real Estate Research. Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

     Company Analysis. Investment analysts focus on analyzing real estate companies within Security Capital's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

     Market Strategy. Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital's coverage universe of companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

     Portfolio Construction. All investment decisions made by Security Capital are directed by a committee of senior investment professionals -- the Portfolio Management Committee. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports to create price forecasts to produce a highly focused target portfolio for the Fund's allocation to common stocks, preferred securities and convertible securities, and rights and warrants, each issued by REITs. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

WELLINGTON MANAGEMENT

     Investment Philosophy. Wellington Management's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities is centered on four key components:

     - assessment of global market conditions

     - fundamental sovereign analysis

     - relative valuation and portfolio construction

     - risk monitoring and control

     Investment Process. Wellington Management's investment process involves an in-depth analysis of the four key components of its investment philosophy.

     Assessment of Global Market Conditions. Wellington Management's investment process begins with a thorough assessment of global economic, liquidity, and market conditions. Wellington Management combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up sovereign credit research to identify key global factors and determine their potential impact on emerging markets debt. The resulting market outlook determines the overall risk level of the Fund relative to the index.

     Fundamental Sovereign Analysis. Rigorous fundamental sovereign analysis is the foundation of Wellington Management's investment process. Wellington Management approaches sovereign analysis from three distinct perspectives: (i) a top-down assessment of macroeconomic and political conditions; (ii) a bottom-up view derived from fundamental analysis of the dominant companies and industries in each country; and (iii) intensive sovereign credit research. The results of this research are combined in a proprietary model that assigns a numerical score to each emerging markets country. This country score enables Wellington Management to quantify its sovereign credit outlook, and rank countries according to credit strength from high to low.

     Relative Valuation and Portfolio Construction. With a firm view on credit quality, Wellington Management can identify whether the market is providing adequate compensation for investing in a country's debt. This relative value assessment helps Wellington Management to determine which countries' debt to overweight, underweight or avoid. The portfolio manager at Wellington Management also draws on Wellington Management's teams of regional local currency fixed-income specialists to determine the relative valuation of each country's debt markets. The company-specific expertise of Wellington Management's global industry analysts and global credit analysts is leveraged to assess the relative value between sovereign and corporate debt. The portion of the Fund's Managed Assets managed by Wellington Management is constructed with the goal of outperforming a relevant benchmark, and is broadly diversified across regions and countries in order to minimize systemic risk.

     Risk Monitoring and Control. Risk is monitored throughout the process and managed at the security, country and overall portfolio level. All investment decisions are made within a rigorous expected return versus risk framework. Wellington Management's comprehensive, multidimensional approach to risk management includes the following factors:

     - market risk

     - sovereign default risk

     - corporate default risk

     - currency risk

     - concentration risk

     - interest rate risk

     There are three general reasons why securities are sold: (i) the yield spread has narrowed, and therefore a price appreciation target has been realized; (ii) the portfolio strategy is being modified, and therefore the portfolio is rebalanced and/or optimized to meet the new strategies; and (iii) credit concern has surfaced, resulting in a downgrading of an issuer's internal rating.

SYMPHONY

     Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provides a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

     Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

Equity Strategy Securities

     The Fund may invest in common stocks, including ADRs (which may include common stocks of non-U.S. issuers converted into ADRs immediately after purchase), non-ADR common stocks of non-U.S. issuers and common stocks issued by REITs; convertible securities, including convertible preferred securities and mandatory convertible preferred securities; preferred securities and convertible securities issued by REITs; and rights and warrants to acquire any of the foregoing. Under normal circumstances, the Fund will invest at least 40%, but no more than 70%, of its Managed Assets in these types of Equity Strategy Securities, as described in more detail below.

     The common stocks in which the Fund invests may include non-ADR common stocks of non-U.S. issuers located in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund may not invest in common stocks of emerging markets issuers.

     Common Stocks (Non-REITs). Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 15%, but no more than 40%, of its Managed Assets in common stocks of issuers (other than REITs) that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the non-REIT common stocks in which it will invest will primarily be value stocks of all capitalization ranges. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in a Subadviser's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

     Common Stocks Issued by REITs. Under normal market conditions, the Fund will invest at least 15%, but no more than 40%, of its Managed Assets in dividend-paying common stocks issued by real estate companies, including REOC's and real estate investment trusts. Real estate investment trusts are real estate companies that pool investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a real estate investment trust normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A real estate investment trust is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, a real estate investment trust tends to pay relatively higher dividends than other types of companies, and the Fund intends to use these real estate investment trust dividends in an effort to meet the high current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     REOCs are companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that have at least 50% of their assets invested in such real estate).

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities that the Fund may invest in include securities issued by REITs and other non-REIT issuers. Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Risk Factors -- General Risks of Investing in the Fund -- Convertible Security Risk." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

     Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party.

     Convertible securities are investments that typically provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "-- Debt Strategy Securities; Below Investment Grade Securities."

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

     Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Preferred securities that the Fund may invest in include preferred securities issued by REITs.

     The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not pay dividends that qualify for the Dividends Received Deduction under Section 243 of the Code or treatment as "qualified dividend income." Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the dividend income they receive. Noncorporate shareholders are generally entitled to reduced tax rates on "qualified dividend income." Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. Similarly, noncorporate shareholders are generally entitled to treat as "qualified dividend income" a portion of their distributions attributable to "qualified dividend income" received by the regulated investment company. Taxable preferred securities that do not pay dividends eligible for the Dividends Received Deduction or treatment as "qualified dividend income" (often referred to as "hybrid" preferred securities) typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment.

Debt Strategy Securities

     The Fund may invest in sovereign debt securities, including those issued by issuers located, or conducting their business, in emerging market countries, senior secured and senior unsecured loans, domestic and non-U.S. (including emerging market) corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield securities. The form of such debt instruments may include zero coupon bonds, payment-in-kind securities and structured notes. The debt instruments in which the Fund may invest may be below investment grade quality. See "-- Below Investment Grade Securities." Under normal circumstances, the Fund will invest at least 30%, but not more than 60%, of its Managed Assets in these types of debt securities, as described in more detail below.

     Senior Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Under normal market conditions, the Fund will invest at least 15%, but no more than 30%, of its Managed Assets in senior secured loans. Such corporate loans may be collateralized or they may be unsecured and such loans may be senior or subordinated to an issuer's other debt obligations. Senior loans in which the Fund may invest may not be rated by an NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. Senior loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of senior loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain senior loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a senior loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan.

     The Fund may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of senior loans, the Fund and Symphony believe that senior loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

     Emerging Markets Sovereign Debt Securities and Other Debt Securities. The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.

     International and Emerging Markets Debt Securities. The Fund may invest in international debt securities, including emerging market issuers. Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. As used in this prospectus, an "emerging market" country is any country determined to have an emerging markets economy, considering factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations (including U.S. dollar and non-U.S. dollar denominated) and other fixed-income securities of foreign corporate issuers; and (d) non-U.S. dollar denominated debt obligations of U.S. corporate issuers. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in countries with emerging markets or if the Fund invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, a Subadviser may not be able to sell the Fund's portfolio securities in amounts and at prices the Subadviser considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

     Sovereign Government and Supranational Debt. The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries. Under normal market conditions, the Fund will invest at least 15%, but no more than 30%, of its Managed Assets in emerging market sovereign debt securities. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions, debt securities issued by government owned, controlled or sponsored entities, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

     Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

     Below Investment Grade Securities. The Fund may invest in securities that, at the time of investment, are not investment grade quality. Below investment grade quality securities are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities typically are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund's net asset value.

     Zero Coupon Bonds and Payment-In-Kind Securities. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" or dividends in the form of additional securities of the issuer, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero coupon bonds and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Other Securities. The Fund may acquire other types of securities as a result of the restructuring or reorganization of issuers whose securities are owned by the Fund. Such securities may include, but are not limited to, trust preferred securities. The Fund also may acquire mortgaged-backed securities and asset-backed securities. See the Statement of Additional Information for more information.

Portfolio Duration

     The Fund expects that the initial average duration of the Debt Strategy Securities in its portfolio will be in the range of two to four years. The average duration of such portfolio investments may vary as a result of changes in market conditions and/or changes in the Fund's portfolio risk management strategies.

No Inverse Floating Rate Securities

     The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Non-U.S. Securities

     The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. See "-- Debt Strategy Securities; International and Emerging Markets Debt Securities" and
" -- Debt Strategy Securities; Sovereign Government and Supranational Debt."

Hedging Transactions

     The Fund may use derivatives or other transactions solely for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. See "Risk Factors -- General Risks of Investing in the Fund -- Hedging Risk," "Risk Factors -- General Risks of Investing in the Fund -- Counterparty Risk" in this Prospectus and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

Illiquid Securities

     The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to the 15% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period

     During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, during the temporary periods when the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities. In addition, upon a Subadviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval by the Board of Trustees of the Fund, each Subadviser may deviate from its investment guidelines discussed herein.

When-Issued and Delayed Delivery Transactions

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Other Investment Companies

     The Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its rateable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors -- Risks of Investing in Fund

Preferred Shares -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Portfolio Composition

     If current market conditions persist, the Fund expects that the initial average credit quality of its security holdings that are of a type customarily subject to a credit rating (that may include both Equity Strategy Securities and Debt Strategy Securities) will be Ba and BB. In addition, the Fund does not currently intend to invest in non-U.S. dollar denominated securities. The Fund's intentions may change over time based on market and other conditions beyond the Fund's control and there can be no assurance that the parameters of the initial portfolio composition as described above will be achieved.

Lending of Portfolio Securities

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

Portfolio Turnover

     The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of a Subadviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                                USE OF LEVERAGE

     The Fund intends to use leverage through the issuance of FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. See "Description of FundPreferred Shares" and "Description of Borrowings" below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Advisers believe that such use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- Risks of Investing in FundPreferred Shares -- Leverage Risk." The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets, (which includes proceeds of financial leverage), so the fees will be higher when leverage is used.

                              HEDGING TRANSACTIONS

     The Fund may use derivatives or other transactions solely for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

     Portfolio Hedging Transactions. The Fund may use derivatives or other transactions solely for purposes of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

     There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so. See "Risk Factors -- General Risks of Investing in the Fund -- Hedging Risk."

     Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

     The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

     Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

     When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index.

     Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Credit Derivative Instruments. The Fund may purchase credit derivative instruments for the purpose of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

     Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers as described in this Prospectus. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     Interest Rate Transactions. Initially, the Fund intends to manage interest rate risk from increasing dividend or interest expenses on FundPreferred shares or Borrowings through the Fund's portfolio investments in floating rate senior secured loans. The Fund expects to initially hedge between 75% and 90% of its exposure to interest rate risk from leverage through its portfolio investments in such floating rate senior secured loans. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

     The Fund's investments in senior loans may potentially offset a portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor its interest rate swap and cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

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

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends paid to holders of FundPreferred shares exceeds the income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in floating rate senior secured loans, and may also engage in interest rate swap or cap transactions for this purpose, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares.

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA," respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred Shares -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, FundPreferred shares dividend rates would increase, tending to offset this risk.

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem shares of FundPreferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund."

     Leverage Risk. The Fund uses financial leverage for investment purposes in an amount currently anticipated to represent approximately 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited operating history.

     Investment and Market Risk. Your investment in the FundPreferred shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     Common Stock Risk. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks held by the Fund or to which it has exposure. The Fund intends that the non-REIT common stocks in which it will invest will primarily be value stocks of all capitalization ranges. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in a Subadviser's opinion, undervalued. If the Subadviser's assessment of a company's prospects is wrong, the price of its common stock may fall, or may not approach the value that the Subadviser has placed on it. Stocks of small and mid-sized companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. Smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. In addition, smaller companies tend to have fewer key suppliers and customers and may have a greater reliance on certain key personnel than larger companies.

     Interest Rate Risk. Interest rate risk is the risk that fixed-income securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise. Market interest rates in the U.S. and certain other countries in which the Fund may invest currently are at historically low levels.

     During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities have declined significantly to near historically low average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

     Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of below investment grade securities. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     Real Estate Risks. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's investments in the securities of companies in the real estate industry, it is subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate

     - risks related to general and local economic conditions

     - possible lack of availability of mortgage funds

     - extended vacancies of properties

     - increased competition or overbuilding

     - increases in property taxes and operating expenses

     - changes in existing laws

     - losses due to costs resulting from the clean-up of environmental problems

     - liability to third parties for damages resulting from environmental problems

     - casualty or condemnation losses

     - limitations on rents

     - changes in neighborhood values and the appeal of properties to tenants

     - changes in interest rates

     An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

     Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulation of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     Governmental laws and regulations related to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

     Other factors may contribute to the riskiness of real estate investments.

     Insurance Issues. Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Furthermore, a massive earthquake or other significant event could threaten the financial viability of some insurance companies. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, the Fund's investment performance would be adversely affected.

     Financial Leverage. Many REITs utilize leverage which increases investment risk and could adversely affect a REITs operations and market value in periods of rising interest rates. In addition, leveraged portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the Common Shares could be reduced.

     Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. As of June 30, 2003, the market capitalization of REITs ranged in size from approximately $1.1 million to approximately $10.9 billion.

     Tax Issues. Real estate investment trusts are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a real estate investment trust but which fails to qualify as a real estate investment trust. In the event of any such unexpected failure to qualify as a real estate investment trust, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

     Like a regulated investment company, a real estate investment trust that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Federal Income Tax Matters." Also like a regulated investment company, a real estate investment trust must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed ordinary income and capital gain net income. To avoid the imposition of federal income and excise taxes, real estate investment trusts generally make distributions in December of each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, when those amounts are received by the Fund with respect to its investment in real estate investment trust shares, they will be included in the Fund's income and realized gains, respectively, even though some part thereof may later be recharacterized by the real estate investment trust as a return of the Fund's investment in those shares.

     Non-U.S. Securities Risk. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

     Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. sovereign issuers.

     The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

     Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

     A portion of the Fund's Debt Strategy Securities is expected to be issued by issuers located in countries considered to be emerging markets, and investments in such securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

     - Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

     - Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

     In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Senior Loan Risk. The Fund may invest up to 30% of its Managed Assets in senior secured loans. The Fund also may invest in senior unsecured loans. Senior loans in which the Fund may invest may not be rated by a NRSRO at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of senior loans reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. No active trading market currently exists for some senior loans in which the Fund may invest and, thus, such loans may be considered illiquid. As a result, such senior loans generally are more difficult to value than more liquid securities for which a trading market exists.

     Borrowers under senior loans may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a senior loan experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. Although the senior loans in which the Fund will invest primarily will be secured by specific collateral (although the Fund may invest in senior unsecured loans), there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.

     The Fund also may purchase a participation interest in a senior loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. In this instance, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the senior loan. Such third party participation arrangements are designed to give senior loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full.


     If any Adviser should become affiliated with a financial services organization that is involved in the senior loan market, the Fund may be unable to purchase certain loans in which such organization participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.


     Below Investment Grade Risk. The securities in which the Fund invests that are of a type customarily subject to a credit rating will be, at the time of investment, rated B or higher by at least one NRSRO or unrated but judged to be of comparable quality by the Subadviser responsible for the investment. However, the Fund may invest up to 10% of its Managed Assets in those rateable securities rated below B or that are unrated but judged to be of comparable quality by the Subadviser responsible for the investment, except that no more than 5% of the Fund's Managed Assets may be invested in such rateable securities rated below CCC or that are unrated but judged to be of comparable quality by the Subadviser responsible for the investment. Initially, the Fund expects that the average credit quality of those rateable security holdings (that may include both Equity Strategy Securities and Debt Strategy Securities) will be Ba and BB. Accordingly, a significant portion of the Fund's Managed Assets may be invested in securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Hedging Risk. The Fund may use derivatives or other transactions for purposes of hedging the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange rate risk that could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Fund's portfolio holdings or other factors. No assurance can be given that such Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information. The Fund will use derivatives or other transactions described above solely for purposes of hedging the Fund's portfolio risks.

     Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Common Shares. See "Use of Leverage" and "Hedging Transactions" in this Prospectus and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

     Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "-- Credit Risk." In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss. See "-- Common Stock Risk" above.

     Certain Risks Related to Preferred Securities.  Limited Voting
Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain taxable preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

     Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.

     Illiquid Securities Risk. The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalization than on higher rated securities and securities of issuers with larger market capitalizations.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation,

FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

     Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues, and the valuation of real estate. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NIAC, NWQ, Security Capital, Wellington Management, Symphony and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISERS

     NIAC will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


     NIAC, 333 West Wacker Drive, Chicago, IL 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $90 billion of assets under management as of September 30, 2003. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Companies, Inc. ("St. Paul"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



     On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.



     If this merger transaction were to constitute a change of control of NIAC, NWQ or Symphony (the "Nuveen Advisers") it would operate as an "assignment", as defined in the 1940 Act, of the Fund's investment management agreement (as discussed further below) with NIAC and the investment subadvisory agreements between NIAC and NWQ and NIAC and Symphony (together, the "Nuveen advisory agreements"), which would cause the Nuveen advisory agreements to terminate. In the event of such a termination, it is expected that the Fund's Board would meet to consider both interim Nuveen advisory agreements (as permitted under the 1940
Act) and new Nuveen advisory agreements, the latter of which, if approved by the Board, would be submitted to a vote of the Fund's shareholders and take effect only upon such approval. There is no assurance that these approvals would be obtained. The Fund and the Nuveen Advisers currently expect that they will receive advice of counsel to the effect that the merger will not constitute a change of control of the Nuveen Advisers and will not operate as an "assignment", and that therefore the Nuveen advisory agreements would not terminate as a result of the merger. There is no assurance that the Fund will receive such advice of counsel.



     As a result of Citigroup Inc. and its affiliates' ("Citigroup") current ownership of voting securities of Travelers and St. Paul, if the transaction occurs on currently contemplated terms, Citigroup may indirectly own a sufficient percentage of voting securities of the combined entity to make Citigroup an affiliate of Nuveen Investments and the Fund. If Citigroup is an affiliate, absent exemptive relief of the SEC, the 1940 Act would prohibit the Fund from entering into portfolio transactions on a principal basis with Citigroup. Any inability to trade with Citigroup on a principal basis may have an adverse impact on the Fund's ability to efficiently invest certain parts of its portfolio.


     NWQ, 2049 Century Park East, 4th Floor, Los Angeles, CA, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Equity Strategy Securities allocated to common stocks, including ADRs and U.S. dollar denominated non-ADR Common Stocks of non-U.S. issuers that are traded on a U.S. Stock exchange, convertible securities, non-ADR common stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $10 billion in assets under management as of September 30, 2003.

     NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.

     Jon D. Bosse and David B. Iben are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Bosse also is the manager of a mutual fund sponsored by Nuveen.

     Security Capital, 11 South LaSalle Street, Chicago, IL 60603, is a Subadviser to the Fund and is responsible for managing the portion of the Equity Strategy Securities allocated to common stocks, preferred securities and convertible securities issued by REITs. Security Capital specializes in the management of public real estate securities. Security Capital, a registered investment adviser, commenced operations in January 1995 and had approximately $3.6 billion in assets under management as of September 30, 2003. Security Capital is an indirect wholly owned subsidiary of GE. GE is a diversified technology and services company that operates in more than 100 countries and employs more than 300,000 people worldwide. See "-- Anticipated Change of Control" for additional information regarding Security Capital.

     A team of senior Security Capital investment professionals work together as the Portfolio Management Committee. The Portfolio Management Committee is responsible for overseeing the portion of the Fund's Managed Assets allocated to Security Capital. The Portfolio Management Committee also manages one other closed-end fund sponsored by Nuveen.

     Wellington Management, 75 State Street, Boston, MA 02109, is a Subadviser to the Fund responsible for managing the portion of the Fund's Debt Strategy Securities allocated to sovereign securities issued by issuers located, or conducting their business, in emerging markets countries, other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments, and other non-U.S. sovereign debt securities. Wellington Management provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management manages assets for clients using a broad range of equity and fixed-income approaches. Wellington Management, a registered investment adviser, and its predecessor organizations commenced operations in 1928 and had investment authority over approximately $353 billion in assets under management as of September 30, 2003.

     Wellington Management is a Massachusetts limited liability partnership owned broadly by its 75 partners, all of whom are active in the business.

     James W. Valone is the portfolio manager at Wellington Management responsible for investing its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities. Mr. Valone, CFA, is a Vice President of Wellington Management. Prior to joining Wellington Management in 1999, he was a portfolio manager at Baring Asset Management since 1997. Prior thereto, Mr. Valone was a portfolio manager and analyst at Fidelity Investments.

     Symphony, 555 California Street, San Francisco, CA 94104, is a Subadviser to the Fund responsible for managing the portion of the Fund's Debt Strategy Securities allocated to senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $2.7 billion in assets under management as of September 30, 2003. Symphony is an indirect wholly owned subsidiary of Nuveen.

     Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities. Mr. Stein has been lead portfolio manager for high yield strategies at Symphony since 1999. He also is a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a high yield portfolio manager at Symphony. He also is a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director of FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.

ANTICIPATED CHANGE OF CONTROL

     GECIA Holdings, Inc., an indirect wholly-owned subsidiary of GE and the parent company of Security Capital, has entered into an agreement with Banc One Investment Advisors Corporation ("Banc One") providing for the sale of all of the capital stock of Security Capital to Banc One. The consummation of the sale is subject to certain regulatory and other closing conditions.

     The sale, if consummated, will constitute an "assignment" as defined in the 1940 Act of the investment sub-advisory agreement between NIAC and Security Capital and the agreement will automatically terminate. The Fund's Board of Trustees has approved both an interim investment sub-advisory agreement with Security Capital (as permitted under the 1940 Act) and a new ongoing investment sub-advisory agreement. If the sale is consummated, the new ongoing investment sub-advisory agreement will be presented to the Fund's shareholders for their approval, and will take effect only upon such approval. There can be no assurance that shareholder approval will be obtained. The consummation of the sale is not expected to result in any change in the Portfolio Management Committee of Security Capital. Banc One, a registered investment adviser under the Investment Advisers Act of 1940, as amended, provides asset management to a broad spectrum of institutional and individual clients including public entities, foundations, endowments, corporate retirement plans, Taft-Hartley plans and high-net-worth individuals, as well as to One Group Mutual Funds(R). Banc One is an indirect wholly-owned subsidiary of Bank One Corporation ("Bank One"). Banc One provides portfolio management, research, and trading functions for asset management clients throughout the entire Banc One affiliate network. Banc One had over $176 billion in assets under management as of July 31, 2003 and is headquartered at 1111 Polaris Parkway, Columbus, Ohio 43271.

     On September 3, 2003, in a complaint against a hedge fund with regard to its mutual fund market timing activities, the New York Attorney General alleged that several mutual fund companies, including the one advised by Bank One, allowed the hedge fund to engage in rapid trading activity in a manner that was inconsistent with the provisions of the relevant fund prospectuses. There can be no assurances that further action by the Attorney General's office or other regulatory agencies will not be taken. Security Capital is not currently an affiliate of Bank One.

     If the sale is consummated, the Fund may be unable to purchase certain loans in which Bank One, or an affiliate thereof, participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

                                                              MANAGEMENT
AVERAGE DAILY MANAGED ASSETS                                     FEE
----------------------------                                  ----------
Up to $500 million..........................................    .9000%
$500 million to $1 billion..................................    .8750%
$1 billion to 1.5 billion...................................    .8500%
$1.5 billion to $2.0 billion................................    .8250%
Over $2.0 billion...........................................    .8000%

     If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 30% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

                                                               MANAGEMENT
NET ASSETS ATTRIBUTABLE TO COMMON SHARES                          FEE
----------------------------------------                       ----------
Up to $500 million..........................................     1.2857%
$500 million to $1 billion..................................     1.2500%
$1 billion to $1.5 billion..................................     1.2143%
$1.5 billion to $2.0 billion................................     1.1786%
Over $2.0 billion...........................................     1.1429%

     Pursuant to investment sub-advisory agreements between NIAC and each of NWQ and Security Capital, NWQ and Security Capital will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to each of NWQ's and Security Capital's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                                               PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                                    MANAGEMENT FEE
----------------------------                                   -----------------
Up to $200 million..........................................         55.0%
$200 million to $300 million................................         52.5%
$300 million and over.......................................         50.0%

     Pursuant to investment sub-advisory agreements between NIAC and each of Wellington Management and Symphony, Wellington Management and Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to each of Wellington Management's and Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                                               PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS                                    MANAGEMENT FEE
----------------------------                                   -----------------
Up to $125 million..........................................         50.0%
$125 million to $150 million................................         47.5%
$150 million to $175 million................................         45.0%
$175 million to $200 million................................         42.5%
$200 million and over.......................................         40.0%

     In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
    SEPTEMBER 30         MANAGED ASSETS)
    ------------       -------------------
  2003(1)............          .32%
  2004...............          .32%
  2005...............          .32%
  2006...............          .32%
  2007...............          .32%

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
    SEPTEMBER 30         MANAGED ASSETS)
    ------------       -------------------
  2008...............          .32%
  2009...............          .24%
  2010...............          .16%
  2011...............          .08%

------------

(1) From the commencement of operations.

     The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

                      DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") a form of which is attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Statement.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of FundPreferred shares as follows: 2,400 and 2,400 FundPreferred shares Series T and Series W, respectively. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this Offering (i) will be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of FundPreferred shares have the right to vote. See
"-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be
          and           days for FundPreferred shares Series T and Series W,
respectively. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount nor, for Standard Dividend Periods or less only, will the Applicable Rate be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than the Standard Dividend Period.

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction

Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and otherwise complied with any Rating Agency Guidelines.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8) days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any year exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the Common Shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods) annually to the holders of the Common Shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. The Fund will designate distributions made with respect to FundPreferred shares as capital gain distributions in proportion to the FundPreferred shares' share of total dividends paid by the Fund during the year. See "Federal Income Tax
Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred Shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see
"-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default

Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of shares of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date is currently defined as the dollar amount equal to:

          (i) the sum of (A) the sum of products resulting from multiplying the number of outstanding FundPreferred shares of each Series on such date by the applicable liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding FundPreferred shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment
     Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundPreferred shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of
     (i)(A) through (i)(D); less

          (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through
     (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     The definition of "FundPreferred Shares Basic Maintenance Amount" may be amended from time to time by a Rating Agency.

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred Shares Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the FundPreferred shares by each Rating Agency. The Discount Factor relating to any asset of the Fund, the FundPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without Fund, Board of Trustees or shareholder approval.

     A Rating Agency's guidelines will apply to FundPreferred shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's, Fitch and any Other Rating Agency which may provide a rating for the FundPreferred shares for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of November 12, 2003, assuming the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $2,630,000, the 1940 Act FundPreferred Shares Asset Coverage would be:

         Value of Fund assets less liabilities not
               representing senior securities                       $408,100,470
------------------------------------------------------------   =    ------------   =    340%
      Senior securities representing indebtedness plus              $120,000,000
            aggregate liquidation preference of
                    FundPreferred shares

     Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred

Shares Asset Coverage and the value of the portfolio holdings of the Fund; and
(iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in the Declaration, Statement or as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding Preferred Shares, including each Series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including each Series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including each Series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares;
(iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares (except that the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions,

(D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

     A copy of the current Rating Agency Guidelines will be provided to any holder of FundPreferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 W. Wacker Dr., Chicago, IL 60606.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of FundPreferred shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of FundPreferred shares do not exist, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of FundPreferred shares, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of FundPreferred shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDPREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of FundPreferred shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundPreferred shares will provide owners with liquidity of investment. FundPreferred shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of FundPreferred shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of FundPreferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the FundPreferred shares.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the FundPreferred shares shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of FundPreferred shares in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the Dividends Received

Deduction available to corporate shareholders. Furthermore, noncorporate shareholders generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute stock of the Fund, and thus distributions with respect to FundPreferred shares (other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends, such dividends generally will be taxable as ordinary income to holders, although distributions by the Fund derived from non-REIT dividend paying stocks may qualify for the reduced rates of federal income taxation for "qualified dividend income" currently available to noncorporate shareholders under Section 1(h)(11) of the Code, as well as the Dividends Received Deduction available to corporations under Section 243 of the Code. Dividends derived from amounts received from REITs will not qualify for the Dividends Received Deduction and, only in limited circumstances, will such dividends be treated as "qualified dividend income." Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the Dividends Received Deduction and "qualified dividend income") in accordance with each class's proportionate share of the total dividends paid by the Fund during the year.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such FundPreferred shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

               CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND
                     DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of FundPreferred shares set forth opposite the name of such underwriter.

UNDERWRITERS                                                  SERIES T   SERIES W
------------                                                  --------   --------
Citigroup Global Markets Inc. ..............................
Nuveen Investments, LLC.....................................
A.G. Edwards & Sons, Inc. ..................................
                                                               -----      -----
       Total................................................   2,400      2,400

     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the FundPreferred shares if they purchase any of the shares.

     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a
concession not in excess of $     per share. The sales load the Fund will pay of
$     per share is equal to   % of the initial offering price. One half of the
sales load from this offering will be paid to certain underwriters based on their participation in the offering of the Fund's Common Shares. The underwriters may allow, and such dealers may reallow, a concession not in excess
of $     per share on sales to certain other dealers. If all of the
FundPreferred shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any FundPreferred shares purchased on or before
          , 2003.

     The Fund and the Advisers have each agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than FundPreferred shares. Citigroup Global Markets Inc. on behalf of the underwriters in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.

     The underwriting agreement provides that it may be terminated in the absolute discretion of Citigroup Global Markets Inc. without liability on the part of the Underwriters to the Fund or the Advisers if, prior to the delivery of and payment for the FundPreferred shares, (i) trading in the Fund's common shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the New York Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of Citigroup Global Markets Inc., impracticable or inadvisable to proceed with the offering or delivery of the FundPreferred shares as contemplated by the Prospectus (exclusive of any supplement thereto).

     The Fund anticipates that from time to time certain of the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, is an affiliate of NIAC.

     The Fund, NIAC, NWQ, Wellington and Security Capital have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives.......................................   S-1
Investment Restrictions.....................................   S-1
Investment Policies and Techniques..........................   S-3
Investment Philosophy and Process...........................   S-6
Portfolio Composition.......................................  S-10
Other Investment Policies and Techniques....................  S-26
Management of the Fund......................................  S-37
Investment Advisers.........................................  S-43
Portfolio Transactions and Brokerage........................  S-50
Net Asset Value.............................................  S-51
Additional Information Concerning Auctions For Fundpreferred
  Shares....................................................  S-53
Broker-Dealers..............................................  S-54
Certain Provisions in the Declaration of Trust..............  S-55
Repurchase of Fund Shares; Conversion to Open-End Fund......  S-56
Federal Income Tax Matters..................................  S-58
Experts.....................................................  S-63
Custodian, Transfer Agent, Auction Agent, Dividend
  Disbursing Agent And Redemption Agent.....................  S-63
Additional Information......................................  S-63
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Statement Establishing and Fixing the Rights and Preferences
  of FundPreferred Shares (Appendix A)......................   A-1
Ratings of Investments (Appendix B).........................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $120,000,000

                        NUVEEN DIVERSIFIED DIVIDEND AND
                                  INCOME FUND

                            FUNDPREFERRED(TM) SHARES

                           2,400 SHARES, SERIES T
                           2,400 SHARES, SERIES W

                               -----------------

                                   PROSPECTUS

                                          , 2003

                               -----------------

                                   CITIGROUP
                            NUVEEN INVESTMENTS, LLC
                           A.G. EDWARDS & SONS, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2003

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Diversified Dividend and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

         This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated _______, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

Investment Objectives..........................................................................................S-1
Investment Restrictions........................................................................................S-1
Investment Policies and Techniques.............................................................................S-3
Investment Philosophy and Process..............................................................................S-6
Portfolio Composition.........................................................................................S-10
Other Investment Policies and Techniques......................................................................S-26
Management of the Fund........................................................................................S-37
Investment Advisers...........................................................................................S-43
Portfolio Transactions and Brokerage..........................................................................S-50
Net Asset Value...............................................................................................S-51
Additional Information Concerning Auctions For Fundpreferred Shares...........................................S-53
Broker-Dealers................................................................................................S-54
Certain Provisions in the Declaration of Trust................................................................S-55
Repurchase of Fund Shares; Conversion to Open-End Fund........................................................S-56
Federal Income Tax Matters....................................................................................S-58
Experts  .....................................................................................................S-63
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent And Redemption Agent......................S-63
Additional Information........................................................................................S-63
Report of Independent Auditors.................................................................................F-1
Financial Statements...........................................................................................F-2
Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (Appendix A)..............A-1
Ratings of Investments (Appendix B)............................................................................B-1

       This Statement of Additional Information is dated _________, 2003.

                              INVESTMENT OBJECTIVES

         The Fund's primary objectives are high current income and total return. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                             INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating senior loans;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

                  (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

         For purposes of the foregoing and "Description of FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's investment objectives are high current income and total return. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal circumstances, the Fund:

         o  expects to be primarily invested in:

                  (i) (a) dividend-paying common stocks and (b) dividend-paying common stocks issued by companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that have at least 50% of their assets invested in such real estate), commonly referred to as "REOCs", including real estate investment trusts (collectively, with other similarly structured securities, "REITs"); and

                  (ii) (a) debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries and (b) senior secured loans; and

         o expects to invest all or substantially all of its Managed Assets in income producing or dividend-paying securities.

         The equity securities in which the Fund may invest include common stocks, including American Depositary Receipts ("ADRs"), non-ADR common stocks of non-U.S. issuers and common stocks issued by REITs; convertible securities, including convertible preferred securities and mandatory convertible preferred securities; preferred securities and convertible securities issued by REITs; and rights and warrants to acquire any of the foregoing (collectively, "Equity Strategy Securities").

         The debt securities in which the Fund may invest include debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging market countries, senior secured and senior unsecured loans, domestic and non-U.S. (including emerging market) corporate bonds, notes and debentures, convertible debt securities and other similar types of corporate instruments, including high-yield securities (collectively, "Debt Strategy Securities"). Debt securities and other instruments issued by governmental or supranational issuers (commonly referred to as sovereign debt securities) include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions, debt securities issued by government owned, controlled or sponsored entities, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers, or debt securities issued by supranational entities such as the World Bank or the European Economic Community.

         NIAC will be responsible for determining the Fund's overall investment strategy, including the relative allocations of the Fund's assets for investment in Equity Strategy Securities and Debt Strategy Securities. Initially, NIAC will allocate approximately 50% of the Fund's Managed Assets for investment in Equity Strategy Securities and approximately 50% for investment in Debt Strategy Securities. Within those initial allocations, approximately 25% of the Fund's Managed Assets will be allocated to each of the Fund's four subadvisers. Thereafter, and subject to the limitations noted below, the relative allocations of the Fund's Managed Assets for investment in Equity Strategy Securities and Debt Strategy Securities, and allocations to the different types of securities within each such asset class, will vary from time to time consistent with the Fund's investment objectives.

         Under normal circumstances:

         o the Fund will invest at least 40%, but not more than 70%, of its Managed Assets in Equity Strategy Securities and at least 30%, but not more than 60%, of its Managed Assets in Debt Strategy Securities; and

         o the securities in which the Fund invests that are of a type customarily subject to a credit rating will be, at the time of investment, rated B or higher by at least one NRSRO or unrated but judged to be of comparable quality by the Subadviser responsible for the investment. However, the Fund may invest up to 10% of its Managed Assets in those rateable securities rated below B or that are unrated but judged to be of comparable quality by the Subadviser responsible for the investment, except that no more than 5% of the Fund's Managed Assets may be invested in such rateable securities rated below CCC or that are unrated but judged to be of comparable quality by the Sub-adviser responsible for the investment. Initially, the Fund expects that the average credit quality of those rateable security holdings (that may include both Equity Strategy Securities and Debt Strategy Securities) will be Ba and BB.

         Accordingly, a significant portion of the Fund's Managed Assets may be invested in securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment are rated by at least one NRSRO within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

         In addition, under normal circumstances:

         o The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 15% limitation to the extent they are deemed to be illiquid.

         o The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities.

         o  The Fund will not invest in inverse floating rate securities.

         The Fund's assets allocated for investment in Equity Strategy Securities will be managed by NWQ Investment Management Company, LLC ("NWQ") and Security Capital Research & Management Incorporated ("Security Capital").

         NWQ will invest its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities in common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange, convertible securities, other non-ADR common stocks of non-U.S. issuers, and rights and warrants to acquire any of the foregoing.

         Under normal circumstances, NWQ will invest its portion of Equity Strategy Securities as follows:

         o at least 80% will be invested in dividend-paying common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange but excluding other common stocks of non-U.S. issuers; and

         o up to 20% may be invested in convertible securities, including convertible preferred securities and mandatory convertible securities, other non-ADR common stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing.

         NWQ does not presently intend to invest in non-ADR and non-U.S. dollar denominated common stocks of non-U.S. issuers or rights and warrants.

         Security Capital will invest its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities in common stocks, preferred securities, convertible securities and rights and warrants to acquire any of the foregoing, each issued by REITs.

         Under normal circumstances, Security Capital will invest its portion of Equity Strategy Securities as follows:

         o  at least 80% will be invested in common stocks issued by REITs; and

         o up to 20% may be invested in preferred securities, convertible securities and rights and warrants to acquire any of the foregoing, each issued by REITs.

         The Fund's assets allocated for investment in Debt Strategy Securities will be managed by Wellington Management Company, LLP ("Wellington Management") and Symphony Asset Management, LLC ("Symphony").

         Wellington Management will invest its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments.

         Under normal circumstances, Wellington Management will invest its portion of Debt Strategy Securities as follows:

         o at least 80% will be invested in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries; and

         o up to 20% may be invested in other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments.

         Symphony will invest its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities in senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments.

         Under normal circumstances, Symphony will invest its portion of Debt Strategy Securities as follows:

         o at least 80% will be invested in senior secured loans, except that up to 5% may be invested in senior unsecured loans; and

         o up to 20% may be invested in other senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities.

                        INVESTMENT PHILOSOPHY AND PROCESS

         NIAC

         Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions between the two primary asset classes in which the Fund invests, Equity Strategy Securities and Debt Strategy Securities. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of these asset classes change.

         Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as relative valuations and performance trends in the global equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation.

         NWQ

         Investment Philosophy. NWQ's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

         o  attractive valuation and fundamentals

         o  favorable risk/reward and downside protection

         o catalysts or inflection points leading to an improvement in profitability or recognition of value

         Investment Process. NWQ selects stocks for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

         SECURITY CAPITAL

         Investment Philosophy. Security Capital's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities focuses on three fundamental research disciplines that Security Capital believes play an important role in the performance and pricing of REITs:

         o  real estate research

         o  company analysis

         o  market strategy

         Investment Process. Security Capital's investment process integrates these three disciplines under the broad direction of Security Capital's Portfolio Management Committee, the decision-making body for investment strategies.

         Real Estate Research. Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

         Company Analysis. Investment analysts focus on analyzing real estate companies within Security Capital's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

         Market Strategy. Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital's coverage universe of companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

         Portfolio Construction. All investment decisions made by Security Capital are directed by a committee of senior investment professionals--the Portfolio Management Committee. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports to create price forecasts to produce a highly focused target portfolio for the Fund's allocation to common stocks, preferred securities and convertible securities, and rights and warrants, each issued by REITs. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

         WELLINGTON MANAGEMENT

         Investment Philosophy. Wellington Management's investment philosophy with respect to its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities is centered on four key components:

         o  assessment of global market conditions

         o  fundamental sovereign analysis

         o  relative valuation and portfolio construction

         o  risk monitoring and control

         Investment Process. Wellington Management's investment process involves an in-depth analysis of the four key components of its investment philosophy.

         Assessment of Global Market Conditions. Wellington Management's investment process begins with a thorough assessment of global economic, liquidity, and market conditions. Wellington Management combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom-up sovereign credit research to identify key global factors and determine their potential impact on emerging markets debt. The resulting market outlook determines the overall risk level of the Fund relative to the index.

         Fundamental Sovereign Analysis. Rigorous fundamental sovereign analysis is the foundation of Wellington Management's investment process. Wellington Management approaches sovereign analysis from three distinct perspectives: (i) a top-down assessment of macroeconomic and political conditions; (ii) a bottom-up view derived from fundamental analysis of the dominant companies and industries in each country; and (iii) intensive sovereign credit research. The results of this research are combined in a proprietary model that assigns a numerical score to each emerging markets country. This country score enables Wellington Management to quantify its sovereign credit outlook, and rank countries according to credit strength from high to low.

         Relative Valuation and Portfolio Construction. With a firm view on credit quality, Wellington Management can identify whether the market is providing adequate compensation for investing in a country's debt. This relative value assessment helps Wellington Management to determine which countries' debt to overweight, underweight or avoid. The portfolio manager at Wellington Management also draws on Wellington Management's teams of regional local currency fixed-income specialists to determine the relative valuation of each country's debt markets. The company-specific expertise of Wellington Management's global industry analysts and global credit analysts is leveraged to assess the relative value between sovereign and corporate debt. The portion of the Fund's Managed Assets managed by Wellington Management is constructed with the goal of outperforming a relevant benchmark, and is broadly diversified across regions and countries in order to minimize systemic risk.

         Risk Monitoring and Control. Risk is monitored throughout the process and managed at the security, country and overall portfolio level. All investment decisions are made within a rigorous expected return versus risk framework. Wellington Management's comprehensive, multidimensional approach to risk management includes the following factors:

         o  market risk

         o  sovereign default risk

         o  corporate default risk

         o  currency risk

         o  concentration risk

         o  interest rate risk

         There are three general reasons why securities are sold: (i) the yield spread has narrowed, and therefore a price appreciation target has been realized; (ii) the portfolio strategy is being modified, and therefore the portfolio is rebalanced and/or optimized to meet the new strategies; and (iii) credit concern has surfaced, resulting in the down-grading of an issuer's internal rating.

         SYMPHONY

         Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as senior loans and high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

         Investment Process. Symphony begins with a quantitative screening of debt instruments to identify investment candidates with favorable capital structures, and then factors in valuation and other equity market indicators. Symphony screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factors and monitoring systems to ensure proper diversification.

                              PORTFOLIO COMPOSITION

         Under normal circumstances, the Fund:

         o expects to be primarily invested in (i) (a) dividend-paying common stocks and (b) dividend-paying common stocks issued by real estate investment companies, including REITs and (ii) (a) senior secured loans and (b) sovereign debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries; and

         o expects to invest all or substantially all of its Managed Assets in income producing or dividend-paying securities.

EQUITY STRATEGY SECURITIES

         The Fund may invest in common stocks, including ADRs (which may include common stocks of non-U.S. issuers converted into ADRs immediately after purchase), non-ADR common stocks of non-U.S. issuers and common stocks issued by REITs; convertible securities, including convertible preferred securities and mandatory convertible preferred securities; preferred securities and convertible securities issued by REITs; and rights and warrants to acquire any of the foregoing. Under normal circumstances, the Fund will invest at least 40%, but no more than 70%, of its Managed Assets in these types of Equity Strategy Securities, as described in more detail below.

         The common stocks in which the Fund invests may include non-ADR common stocks of non-U.S. issuers located in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund may not invest in common stocks of emerging markets issuers.

         Common Stocks (Non-REITs). Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund intends to invest at least 15%, but no more than 40%, of its Managed Assets in common stocks of issuers (other than REITs) that have historically paid periodic dividends or otherwise made distributions to common stockholders. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer. The Fund intends that the non-REIT common stocks in which it will invest will primarily be value stocks of all capitalization ranges. Value stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows, or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in a Subadviser's opinion, undervalued. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

         Common Stocks Issued by REITs. Under normal market conditions, the Fund will invest at least 15%, but no more than 40%, of its Managed Assets in dividend-paying common stocks issued by real estate companies, including REOCs and real estate investment trusts. Real estate investment trusts are real estate companies that pool investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a real estate investment trust normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A real estate investment trust is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, real estate investment trusts tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these real estate investment trust dividends in an effort to meet the high current income goal of its investment objectives.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         REOCs are companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that have at least 50% of their assets invested in such real estate).

         The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's investments in the securities of companies in the real estate industry, it is subject to the risks associated with the direct ownership of real estate. These risks include:

         o  declines in the value of real estate

         o  risks related to general and local economic conditions

         o  possible lack of availability of mortgage funds

         o  extended vacancies of properties

         o  increased competition or overbuilding

         o  increases in property taxes and operating expenses

         o  changes in existing laws

         o losses due to costs resulting from the clean-up of environmental problems

         o liability to third parties for damages resulting from environmental problems

         o  casualty or condemnation losses

         o  limitations on rents

         o changes in neighborhood values and the appeal of properties to tenants

         o  changes in interest rates

         An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

         General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

         Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

         Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

         Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

         Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulation of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

         Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

         Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

         Governmental laws and regulations related to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

         Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

         Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

         Other factors may contribute to the riskiness of real estate investments.

         Insurance Issues. Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Furthermore, a massive earthquake or other significant event could threaten the financial viability of some insurance companies. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, the Fund's investment performance would be adversely affected.

         Financial Leverage. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates. In addition, the leveraged portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

         In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

         Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the Common Shares could be reduced.

         Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average. As of June 30, 2003, the market capitalization of REITs ranged in size from approximately $1.1 million to approximately $10.9 billion.

         Tax Issues. Real estate investment trusts are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a real estate investment trust but which fails to qualify as a real estate investment trust. In the event of any such unexpected failure to qualify as a real estate investment trust, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

         Like a regulated investment company, a real estate investment trust that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Federal Income Tax Matters." Also like a regulated investment company, a real estate investment trust must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed ordinary income and capital gain net income. To avoid the imposition of federal income and excise taxes, real estate investment trusts generally make distributions in December of each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, when those amounts are received by the Fund with respect to its investment in real estate investment trust shares, they will be included in the Fund's income and realized gains, respectively, even though some part thereof may later be recharacterized by the real estate investment trust as a return of the Fund's investment in those shares.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities that the Fund may invest in include securities issued by REITs and other non-REIT issuers. Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.

         Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" below.

         Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

         Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not generate dividends that qualify for treatment as "qualified dividend income" or the dividends received deduction (the "Dividends Received Deduction") under
Section 243 of the Code. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters.

         Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, income tax rates applicable to capital gains and dividend income, and in the Dividends Received Deduction.

         Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

         Preferred securities that the Fund may invest in include preferred securities issued by REITs.

         Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

         Additional Information on Preferred Securities. See "The Fund's Investments - Portfolio Composition - Preferred Securities" in the Fund's Prospectus for a general description of preferred securities.

DEBT STRATEGY SECURITIES

         The Fund may invest in sovereign debt securities, including those issued by issuers located, or conducting their business, in emerging market countries, senior secured and senior unsecured loans, domestic and non-U.S. (including emerging market) corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield securities. The form of such debt instruments may include zero coupon bonds, payment-in-kind securities and structured notes. The debt instruments in which the Fund may invest may be below investments grade quality. See "--Below Investment Grade Securities." Under normal circumstances, the Fund will invest at least 30% but not more than 60% of its Managed Assets in these types of debt securities, as described in more detail below.

         Senior Loans. Under normal market conditions, the Fund will invest at least 15%, but no more than 30% of its Managed Assets in senior secured loans. The Fund may also invest in unsecured senior loans. Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 15% of the Fund's Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

         Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund's net asset value.

         The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Borrowers may have senior loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

         Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, Symphony may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony's credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of Symphony of the likelihood that the Fund ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

         In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

         The amount of public information with respect to senior loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Symphony may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting senior loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

         No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans could be considered illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books.

The illiquidity of some senior loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

         If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

         Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the senior loan.

         The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

         The Fund may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of senior loans, the Fund and Symphony believe that senior loans of borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

         If a Subadviser should become affiliated with a financial services organization that is involved in the senior loan market, the Fund may be unable to purchase certain loans in which such organization participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.

         Emerging Markets Sovereign Debt Securities and Other Debt Securities. The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high-yield debt securities.

         International and Emerging Markets Debt Securities. The Fund may invest in international debt securities, including emerging market issuers. Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. As used in this prospectus, an "emerging market" country is any country determined to have an emerging markets economy, considering factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country's credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations (including U.S. dollar and non-U.S. dollar denominated) and other fixed-income securities of foreign corporate issuers; and (d) non-U.S. dollar denominated debt obligations of U.S. corporate issuers. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in countries with emerging markets or if the Fund invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, a Subadviser may not be able to sell the Fund's portfolio securities in amounts and at prices the Subadviser considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

         Sovereign Government and Supranational Debt. The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers located, or conducting their business, in emerging market countries. Under normal market conditions, the fund will invest at least 15% but no more than 30%, of its Managed Assets in emerging market sovereign debt securities. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions, debt securities issued by government owned, controlled or sponsored entities, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.

         Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

         Below Investment Grade Securities. Below investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds."

         Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Below investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

         Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Subadviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on a Subadviser's research and analysis when investing in below investment grade securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadvisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Subadviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Subadviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

         Trust Preferred Securities. Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction or treatment as "qualified dividend income." The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

         U.S. Government Debt Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities that include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

         Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

         Asset-Backed Securities. The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

         Zero Coupon and Payment-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

         Structured Notes. The Fund may use structured notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         A Subadviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by a Subadviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if a Subadviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

         Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund's cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon a Subadviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by NIAC, and subject to approval of the Board of Trustees of the Fund, each Subadviser may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. A Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

         The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund's Managed Assets to be invested in debt securities of non-U.S. issuers (including sovereign and corporate debt securities) may be invested in debt securities of issuers located, or conducting their business, in emerging markets countries. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers may be invested in issuers operating in developed countries. The Fund will not invest in equity securities of emerging market issuers. Subject to the 50% limitation, up to 20% of the Fund's Managed Assets may be invested in non-U.S. dollar denominated securities. However, no more than 5% of the Fund's Managed Assets may be invested in non-Euro, non-U.S. dollar denominated securities. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities. Initially, the Fund does not intend to invest in non-U.S. dollar denominated securities.

         Securities of non-U.S. issuers include American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, a Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Because the Fund intends to invest in debt securities issued by a) companies located in emerging markets countries and b) government securities of emerging markets countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

NO INVERSE FLOATING RATE SECURITIES

         The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of a Subadviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Subadviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Subadviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when a Subadviser anticipates a change in the price of such security, the Subadviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Subadviser believes are more attractive given the Fund's investment objectives.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 75%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 75% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

HEDGING TRANSACTIONS

         As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions solely for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) structured notes and similar instruments, (iii) credit derivative instruments, and (iv) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risk Factors--General Risks of Investing in the Fund --Hedging Risk" in the Fund's Prospectus.

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund and NIAC have claimed an exclusion from registration as a commodity pool and as a commodity trading adviser under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NIAC, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Federal Income Tax Matters."

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that an Adviser's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to the 15% limitation referred to above to the extent they are deemed to be illiquid. For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended

(the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

OTHER INVESTMENT COMPANIES

         The Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its rateable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadvisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INTEREST RATE TRANSACTIONS

         Initially, the Fund intends to manage interest rate risk from increasing dividend or interest expenses on FundPreferred shares or Borrowings through the Fund's portfolio investments in floating rate senior secured loans. The Fund expects to initially hedge between 75% and 90% of its exposure to interest rate risk from leverage through its portfolio investments in such floating rate senior secured loans. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund's investments in senior loans may potentially offset a portion of the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the FundPreferred share dividend rate.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 12. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, NWQ, Security Capital, Wellington Management, Symphony or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             TRUSTEE
-----------------------     ---------  ---------------------    ------------------------------     ---------------
Trustee who is an "interested person" of the Fund:

Timothy R. Schwertfeger*    03/28/49   Chairman of the Board    Chairman and Director (since             141
 333 West Wacker Drive                 and Trustee, 2003        1996) of Nuveen Investments,
Chicago, IL 60606                                               Inc., Nuveen Investments,
                                                                LLC, Nuveen Advisory Corp.
                                                                and Nuveen Institutional
                                                                Advisory Corp.; Chairman and
                                                                Director (since 1997) of
                                                                Nuveen Asset Management,
                                                                Inc.; Director (since 1996)
                                                                of Institutional Capital
                                                                Corporation; Chairman and
                                                                Director (since 1999) of
                                                                Rittenhouse Asset Management,
                                                                Inc.; Chairman of Nuveen
                                                                Investments Advisers Inc.
                                                                (since 2002).

----------
* MR. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             TRUSTEE
-----------------------     ---------  ---------------------    ------------------------------     ---------------
Trustees who are not "interested persons" of the Fund:

William E. Bennett          10/16/46   Trustee, 2003            Private Investor; previously,            141
333 West Wacker Drive                                           President and Chief Executive
Chicago, IL 60606                                               Officer, Draper & Kramer,
                                                                Inc., a private company that
                                                                handles mortgage banking, real
                                                                estate development, pension
                                                                advisory and real estate
                                                                management (1995 - 1998);
                                                                prior thereto, Executive Vice
                                                                President and Chief Credit
                                                                Officer, First Chicago
                                                                Corporation and its principal
                                                                subsidiary, The First National
                                                                Bank of Chicago.

Robert P. Bremner           8/22/40    Trustee, 2003            Private Investor and                     140
333 West Wacker Drive                                           Management Consultant.
Chicago, Il 60606

Lawrence H. Brown           7/29/34    Trustee, 2003            Retired (since 1989) as                  140
333 West Wacker Drive                                           Senior Vice President of The
Chicago, Il 60606                                               Northern Trust Company;
                                                                Director of the United Way of
                                                                Highland Park-Highwood
                                                                (since 2002).

Jack B. Evans               10/22/48   Trustee, 2003            President, The Hall-Perrine              105
333 West Wacker Drive                                           Foundation, a private
Chicago, IL 60606                                               philanthropic corporation
                                                                (since 1996); Director,
                                                                Alliant Energy; Director and
                                                                Vice Chairman, United Fire &
                                                                Casualty Company; Director,
                                                                Federal Reserve Bank of
                                                                Chicago; formerly, President
                                                                and Chief Operating Officer,
                                                                SCI Financial Group, Inc., a
                                                                regional financial services
                                                                firm.

Anne E. Impellizzeri        1/26/33    Trustee, 2003            Retired, formerly Executive              140
333 West Wacker Drive                                           Director (1998-2001) of
Chicago, IL 60606                                               Manitoga (Center for Russel
                                                                Wright's Design with Nature);
                                                                formerly, President and
                                                                Executive Officer of Blanton
                                                                -Peale Institutes Chief of
                                                                Religion and Health (since
                                                                1990); prior thereto, Vice
                                                                President, Metropolitan Life
                                                                Insurance Co.

William L. Kissick          7/29/32    Trustee, 2003            Professor Emeritus, School of            105
333 West Wacker Drive                                           Medicine and the Wharton
Chicago, IL 60606                                               School of Management and
                                                                former Chairman, Leonard
                                                                Davis Institute of Health
                                                                Economics, University of
                                                                Pennsylvania; Adjunct
                                                                Professor, Health Policy and
                                                                Management, Yale University.

Thomas E. Leafstrand        11/11/31   Trustee, 2003            Retired; previously, Vice                105
333 West Wacker Drive                                           President in charge of
Chicago, IL 60606                                               Municipal Underwriting and
                                                                Dealer Sales at The Northern
                                                                Trust Company.

Peter R. Sawers              4/3/33    Trustee, 2003            Adjunct Professor of Business            140
333 West Wacker Drive                                           and Economics, University of
Chicago, IL 60606                                               Dubuque, Iowa; formerly
                                                                (1991-2000) Adjunct Professor,
                                                                Lake Forest Graduate School of
                                                                Management, Lake Forest,
                                                                Illinois; prior thereto,
                                                                Executive Director, Towers
                                                                Perrin Australia, a management
                                                                consulting firm; Chartered
                                                                Financial Analyst; Director,
                                                                Executive Service Corps of
                                                                Chicago, a not-for-profit
                                                                organization; Certified
                                                                Management Consultant.

William J. Schneider        9/24/44    Trustee, 2003            Senior Partner and Chief                 140
333 West Wacker Drive                                           Operating Officer,
Chicago, IL 60606                                               Miller-Valentine Group, Vice
                                                                President, Miller-Valentine
                                                                Realty, a

                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             TRUSTEE
-----------------------     ---------  ---------------------    ------------------------------     ---------------
                                                                construction company; Chair,
                                                                Miami Valley Hospital; Chair,
                                                                Dayton Development Coalition;
                                                                formerly Member, Community
                                                                Advisory Board, National City
                                                                Bank, Dayton, Ohio and
                                                                Business Advisory Council,
                                                                Cleveland Federal Reserve
                                                                Bank.

Judith M. Stockdale         12/29/47   Trustee, 2003            Executive Director, Gaylord              140
333 West Wacker Drive                                           and Dorothy Donnelley
Chicago, IL 60606                                               Foundation (since 1994);
                                                                prior thereto, Executive
                                                                Director, Great Lakes
                                                                Protection Fund (from 1990 to
                                                                1994)

Sheila W. Wellington        2/24/32    Trustee, 2003            President (since 1993) of                105
333 West Wacker Drive                                           Catalyst (a not-for-profit
Chicago, IL 60606                                               organization focusing on
                                                                women's leadership
                                                                development in business and
                                                                the professions).


                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             OFFICER
-----------------------     ---------  ---------------------    ------------------------------     ---------------
Officers of the Fund:
Gifford R. Zimmerman         9/9/56    Chief Administrative     Managing Director (since                 141
333 West Wacker Drive                  Officer, 2003            2002), Assistant Secretary
Chicago, IL 60606                                               and Associate General
                                                                Counsel, formerly, Vice
                                                                President and Assistant
                                                                General Counsel of Nuveen
                                                                Investments, LLC; Managing
                                                                Director (since 2002),
                                                                General Counsel and Assistant
                                                                Secretary, formerly, Vice
                                                                President of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.;
                                                                Managing Director (since
                                                                2002), Assistant Secretary
                                                                and Associate General
                                                                Counsel, formerly, Vice
                                                                President (since 2000), of
                                                                Nuveen Asset Management,
                                                                Inc.; Assistant Secretary of
                                                                Nuveen Investments, Inc.
                                                                (since 1994);  Assistant
                                                                Secretary of NWQ Investment
                                                                Management Company, LLC.
                                                                (since 2002); Vice President
                                                                and Assistant Secretary of
                                                                Nuveen Investments Advisers
                                                                Inc. (since 2002); Managing
                                                                Director, Associate General
                                                                Counsel and Assistant
                                                                Secretary of Rittenhouse
                                                                Asset Management, Inc. (since
                                                                May 2003); Chartered
                                                                Financial Analyst.

Michael T. Atkinson          2/3/66    Vice President and       Vice President (since 2002),             141
333 West Wacker Drive                  Assistant Secretary,     formerly Assistant Vice
Chicago, IL 60606                      2003                     President (since 2000),
                                                                previously, Associate of
                                                                Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67   Vice President and       Vice President of Nuveen                 141
333 West Wacker Drive                  Treasurer, 2003          Investments, LLC (since
Chicago, IL 60606                                               1999), prior thereto,
                                                                Assistant Vice President
                                                                (from 1997); Vice President
                                                                and Treasurer (since 1999) of
                                                                Nuveen Investments, Inc.;
                                                                Vice President and Treasurer
                                                                (since 1999) of Nuveen
                                                                Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.;
                                                                Vice President and Treasurer
                                                                of Nuveen Asset Management,
                                                                Inc. (since 2002) and of
                                                                Nuveen Investments Advisers
                                                                Inc.; Assistant Treasurer of
                                                                NWQ

                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             OFFICER
-----------------------     ---------  ---------------------    ------------------------------     ---------------
                                                                Investment Management Company,
                                                                LLC. (since 2002); Chartered
                                                                Financial Analyst.

Susan M. DeSanto             9/8/54    Vice President, 2003     Vice President of Nuveen                 141
333 West Wacker Drive                                           Advisory Corp. (since 2001);
Chicago, IL 60606                                               previously, Vice President of
                                                                Van Kampen Investment
                                                                Advisory Corp. (since 1998);
                                                                prior thereto, Assistant Vice
                                                                President of Van Kampen
                                                                Investment Advisory Corp.
                                                                (since 1994).

Jessica R. Droeger          9/24/64    Vice President and       Vice President (since 2002)              141
333 West Wacker Drive                  Secretary, 2003          and Assistant General Counsel
Chicago, IL 60606                                               (since 1998); formerly,
                                                                Assistant Vice President
                                                                (since 1998), of Nuveen
                                                                Investments, LLC; Vice
                                                                President (since 2002) and
                                                                Assistant Secretary (since
                                                                1998), formerly Assistant
                                                                Vice President, of Nuveen
                                                                Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.

Lorna C. Ferguson           10/24/45   Vice President, 2003     Vice President of Nuveen                 141
333 West Wacker Drive                                           Investments, LLC; Vice
Chicago, IL 60606                                               President (since 1998) of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional Advisory
                                                                Corp.

William M. Fitzgerald        3/2/64    Vice President, 2003     Managing Director (since                 141
333 West Wacker Drive                                           2002) of Nuveen Investments,
Chicago, IL 60606                                               LLC; Managing Director (since
                                                                2001), formerly, Vice
                                                                President of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.
                                                                (since 1995); Managing
                                                                Director of Nuveen Asset
                                                                Management, Inc. (since
                                                                2001); Vice President of
                                                                Nuveen Investments Advisers
                                                                Inc. (since 2002); Chartered
                                                                Financial Analyst.

Stephen D. Foy              5/31/54    Vice President and       Vice President (since 1993)              141
333 West Wacker Drive                  Controller, 2003         and Funds Controller (since
Chicago, IL 60606                                               1998) of Nuveen Investments,
                                                                LLC; Vice President and Funds
                                                                Controller (since 1998) of
                                                                Nuveen Investments, Inc.;
                                                                Certified Public Accountant.

David J. Lamb               3/22/63    Vice President, 2003     Vice President (since 2000)              141
333 West Wacker Drive                                           of Nuveen Investments, LLC,
Chicago, IL 60606                                               previously Assistant Vice
                                                                President (since 1999); prior
                                                                thereto, Associate of Nuveen
                                                                Investments, LLC; Certified
                                                                Public Accountant.

Tina M. Lazar               8/27/61    Vice President, 2003     Vice President (since 1999),             141
333 West Wacker Drive                                           previously Assistant Vice
Chicago, IL 60606                                               President (since 1993) of
                                                                Nuveen Investments, LLC.

Larry W. Martin             7/27/51    Vice President and       Vice President, Assistant                141
333 West Wacker Drive                  Assistant Secretary,     Secretary and Assistant
Chicago, IL 60606                      2003                     General Counsel of 2003
                                                                Nuveen Investments, LLC; Vice
                                                                President and Assistant
                                                                Secretary of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.;
                                                                Assistant Secretary of Nuveen
                                                                Investments,  Inc. and (since
                                                                1997) of Nuveen Asset
                                                                Management, Inc.; Vice
                                                                President (since  2000),
                                                                Assistant Secretary and
                                                                Assistant  General Counsel
                                                                (since 1998) of Rittenhouse
                                                                Asset Management, Inc.; Vice
                                                                President and  Assistant
                                                                Secretary of Nuveen
                                                                Investments  Advisers Inc.
                                                                (since 2002); Assistant
                                                                Secretary of

                                            POSITIONS AND                                             NUMBER OF
                                          OFFICES WITH THE          PRINCIPAL OCCUPATIONS,           PORTFOLIOS
                                            FUND AND YEAR              INCLUDING OTHER             IN FUND COMPLEX
                                          FIRST ELECTED OR           DIRECTORSHIPS HELD,             OVERSEEN BY
    NAME AND ADDRESS        BIRTHDATE        APPOINTED             DURING PAST FIVE YEARS             OFFICER
-----------------------     ---------  ---------------------    ------------------------------     ---------------
                                                                NWQ Investment Management
                                                                Company, LLC. (since 2002).

Edward F. Neild, IV          7/7/65    Vice President, 2003     Managing Director (since                 140
333 W. Wacker Drive                                             2002) of Nuveen Investments,
Managing Director                                               LLC; Managing Director
Chicago, IL 60606                                               (since 1997), formerly
                                                                Vice President (since 1996)
                                                                of Nuveen  Advisory Corp.
                                                                and Nuveen Institutional
                                                                Advisory Corp.; Managing
                                                                Director of Nuveen  Asset
                                                                Management, Inc. (since
                                                                1999); Chartered  Financial
                                                                Analyst.

         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William
J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee met once during the current fiscal year. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee met once during the current fiscal year. The members of the valuation committee are William E. Bennett, Chair, Lawrence H. Brown, Thomas E. Leafstrand, and Judith
M. Stockdale.

         Trustees Evans, Kissick, Leafstrand and Wellington are also trustees of 6 Nuveen open-end funds and 13 Nuveen closed-end funds managed by NIAC and 30 open-end funds and 56 closed-end funds managed by Nuveen Advisory Corp. Trustees Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale are also trustees of 30 open-end and 92 closed-end funds managed by Nuveen Advisory Corp. and 6 open-end funds and 11 closed-end funds managed by NIAC. Mr. Schwertfeger and Mr. Bennett are also trustees of 36 Nuveen open-end funds and 104 closed-end funds managed by NIAC or Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares--FundPreferred Shares--Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN
                                                   DOLLAR RANGE OF EQUITY              BY TRUSTEE IN FAMILY OF
                NAME OF TRUSTEE                    SECURITIES IN THE FUND               INVESTMENT COMPANIES
----------------------------------------------     ----------------------         --------------------------------
    Timothy R. Schwertfeger..............                    $0                             Over $100,000
    William E. Bennett...................                    $0                          $50,001 - $100,000
    Robert P. Bremner....................                    $0                           $10,001 - $50,000
    Lawrence H. Brown....................                    $0                          $50,001 - $100,000
    Jack B. Evans........................                    $0                             Over $100,000
    Anne E. Impellizzeri.................                    $0                           $10,001 - $50,000
    William L. Kissick...................                    $0                          $50,001 - $100,000
    Thomas E. Leafstrand.................                    $0                             Over $100,000
    Peter R. Sawers......................                    $0                             Over $100,000
    William S. Schneider.................                    $0                             Over $100,000
    Judith M. Stockdale..................                    $0                           $10,001 - $50,000
    Sheila W. Wellington.................                    $0                             Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, NWQ, Security Capital, Wellington Management, Symphony, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, NWQ, Security Capital, Wellington Management, Symphony or Citigroup Global Markets Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the

Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                                                                                              AMOUNT OF TOTAL
                                          ESTIMATED AGGREGATE         TOTAL COMPENSATION        COMPENSATION
                                           COMPENSATION FROM            FROM FUND AND          THAT HAS BEEN
           NAME OF TRUSTEE                       FUND*                  FUND COMPLEX**            DEFERRED
-------------------------------------     -------------------         ------------------      ---------------
Timothy R. Schwertfeger............                   $0                        $0                     $0
William E. Bennett.................                  542                    53,050                 41,564
Robert P. Bremner..................                  542                    77,500                  8,780
Lawrence H. Brown..................                  562                    82,000                      0
Jack B. Evans......................                  562                    49,100                 19,357
Anne E. Impellizzeri...............                  495                    77,500                 58,535
William L. Kissick.................                  495                    49,000                 18,000
Thomas E. Leafstrand...............                  563                    52,300                 20,542
Peter R. Sawers....................                  542                    79,250                 58,785
William S. Schneider...............                  558                    77,500                 58,535
Judith M. Stockdale................                  495                    77,750                 14,690
Sheila W. Wellington...............                  495                    47,600                 37,403

----------
* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2005, representing the Fund's first full fiscal year, for services to the Fund.

** Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the Nuveen open-end and closed-end funds.

         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

         Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

                               INVESTMENT ADVISERS

         NIAC will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage and hedging. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

         NIAC, 333 West Wacker Drive, Chicago, IL 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds (105) and fund assets under management (approximately $46 billion) as of September 30, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $90 billion in assets under management as of September 30, 2003. Nuveen Investments, Inc. is a publicly-traded company that is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."

         NWQ, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Equity Strategy Securities allocated to common stocks, including ADRs and U.S. dollar denominated non-ADR common stocks of non-U.S. issuers that are traded on a U.S. stock exchange, convertible securities, non-ADR common Stocks of non-U.S. issuers and rights and warrants to acquire any of the foregoing. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $10 billion in assets under management as of September 30, 2003.

         NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.

         Jon D. Bosse and David B. Iben are the co-portfolio managers at NWQ responsible for investing its portion of the Fund's Managed Assets allocated for investment in Equity Strategy Securities. Mr. Bosse, CFA, has been the Director of Equity Research of NWQ and a Managing Director since 1996. He has been Chief Investment Officer since 2001. Mr. Iben, CFA, is a Managing Director and has been a portfolio manager at NWQ since 2000. Prior thereto, he was chief executive officer, co-founder, principal and lead portfolio manager at Palladian Capital Management. Mr. Bosse also is the manager for a mutual fund sponsored by Nuveen.

         Security Capital, 11 South LaSalle Street, Chicago, IL 60603, is a Subadviser to the Fund and is responsible for managing the portion of the Equity Strategy Securities allocated to common stocks, preferred securities and convertible securities issued by REITs. Security Capital specializes in the management of public real estate securities. Security Capital, a registered investment adviser, commenced operations in January 1995 and had approximately $3.6 billion in assets under management as of September 30, 2003.

     Security Capital is an indirect wholly owned subsidiary of The General Electric Company ("GE"), a New York corporation. GE is a diversified technology and services company that operates in more than 100 countries and employs more than 300,000 people worldwide. For more information regarding Security Capital, see "-- Anticipated Change of Control."

         A team of senior Security Capital investment professionals work together as the Portfolio Management Committee. The Portfolio Management Committee is primarily responsible for overseeing the portion of the Fund's Managed Assets allocated to Security Capital. The Portfolio Management Committee also manages other closed-end funds sponsored by Nuveen.

         Wellington Management, 75 State Street, Boston, MA 02109, is a Subadviser to the Fund responsible for managing the portion of the Debt Strategy Securities allocated to sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, other non-U.S. sovereign debt securities and non-U.S. (including emerging market) corporate bonds, notes and debentures and other similar types of corporate instruments, and other non-U.S. sovereign debt securities. Wellington Management provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management manages assets for clients using a broad range of equity and fixed income approaches. Wellington Management, a registered investment adviser, and its predecessor organizations commenced operations in 1928 and had investment authority over approximately $353 billion in assets under management as of September 30, 2003.

         Wellington Management is a Massachusetts limited liability partnership owned broadly by 75 partners, all of whom are active in the business.

         James W. Valone is the portfolio manager at Wellington Management responsible for investing its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities. Mr. Valone, CFA, is a Vice President of Wellington Management. Prior to joining Wellington Management in 1999, he was a portfolio manager at Baring Asset Management since 1997. Prior thereto, Mr. Valone was a portfolio manager and analyst at Fidelity Investments.

         Symphony, 555 California Street, San Francisco, CA 94104, is a Subadviser to the Fund responsible for managing the portion of the Fund's Debt Strategy Securities allocated to senior secured loans, senior unsecured loans, domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield securities. Symphony specializes in the management of market-neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $2.7 billion in assets under management as of September 30, 2003. Symphony is an indirect wholly owned subsidiary of Nuveen.

         Gunther Stein and Lenny Mason are the portfolio managers at Symphony responsible for investing its portion of the Fund's Managed Assets allocated for investment in Debt Strategy Securities. Mr. Stein has been lead portfolio manager for high yield strategies at Symphony since 1999. He is also a Vice President of NIAC. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a high yield portfolio manager at Symphony. He is also a Vice President of NIAC. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group. Mr. Stein and Mr. Mason also are co-portfolio managers of another closed-end fund sponsored by Nuveen.


ANTICIPATED CHANGE OF CONTROL

         GECIA Holdings, Inc., an indirect wholly-owned subsidiary of GE and the parent company of Security Capital, has entered into an agreement with Banc One Investment Advisors Corporation ("Banc One") providing for the sale of all of the capital stock of Security Capital to Banc One. The consummation of the sale is subject to certain regulatory and other closing conditions.

         The sale, if consummated, will constitute an "assignment" as defined in the 1940 Act of the investment sub-advisory agreement between NIAC and Security Capital and the agreement will automatically terminate. The Fund's Board of Trustees has approved both an interim investment sub-advisory agreement with Security Capital (as permitted under the 1940 Act) and a new ongoing investment sub-advisory agreement. If the sale is consummated, the new ongoing investment sub-advisory agreement will be presented to the Fund's shareholders for their approval, and will take effect only upon such approval. There can be no assurance that shareholder approval will be obtained. The consummation of the sale is not expected to result in any change in the Portfolio Management Committee of Security Capital. Banc One, a registered investment adviser under the Investment Advisers Act of 1940, as amended, provides asset management to a broad spectrum of institutional and individual clients including public entities, foundations, endowments, corporate retirement plans, Taft-Hartley plans and high-net-worth individuals, as well as to One Group Mutual Funds(R). Banc One is an indirect wholly-owned subsidiary of Bank One Corporation ("Bank One"). Banc One provides portfolio management, research, and trading functions for asset management clients throughout the entire Banc One affiliate network. Banc One had over $176 billion in assets under management as of July 31, 2003 and is headquartered at 1111 Polaris Parkway, Columbus, Ohio 43271.

         On September 3, 2003, in a complaint against a hedge fund with regard to its mutual fund market timing activities, the New York Attorney General alleged that several mutual fund companies, including the one advised by Bank One, allowed the hedge fund to engage in rapid trading activity in a manner that was inconsistent with the provisions of the relevant fund prospectuses. There can be no assurances that further action by the Attorney General's office or other regulatory agencies will not be taken. Security Capital is not currently an affiliate of Bank One.

         If the sale is consummated, the Fund may be unable to purchase certain loans in which Bank One, or an affiliate thereof, participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.



         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

              AVERAGE DAILY MANAGED ASSETS             MANAGEMENT FEE
            --------------------------------           --------------
            Up to $500 million..............               .9000%
            $500 million to $1 billion......               .8750%
            $1 billion to $1.5 billion......               .8500%
            $1.5 billion to $2.0 billion....               .8250%
            Over $2.0 billion...............               .8000%

         If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 30% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

                               NET ASSETS ATTRIBUTABLE TO
                                      COMMON SHARES                   MANAGEMENT FEE
                           --------------------------------           --------------
                           Up to $500 million..............                1.2857%
                           $500 million to $1 billion......                1.2500%
                           $1 billion to $1.5 billion......                1.2143%
                           $1.5 billion to $2.0 billion....                1.1786%
                           Over $2.0 billion...............                1.1429%


         Pursuant to investment sub-advisory agreements between NIAC and each of NWQ and Security Capital, NWQ and Security Capital will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to each of NWQ's and Security Capital's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:

                                                                     PERCENTAGE OF NET
                               AVERAGE DAILY MANAGED ASSETS            MANAGEMENT FEE
                             ---------------------------------         --------------
                             Up to $200 million..............              55.0%
                             $200 million to $300 million....              52.5%
                             $300 million and over...........              50.0%


         Pursuant to investment sub-advisory agreements between NIAC and each of Wellington Management and Symphony, Wellington Management and Symphony will receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to each of Wellington Management's and Symphony's allocation of the Fund's average daily Managed Assets, payable on a monthly basis:



                                                                     PERCENTAGE OF NET
                               AVERAGE DAILY MANAGED ASSETS            MANAGEMENT FEE
                             ---------------------------------         --------------
                             Up to $125 million                             50.0%
                             $125 million to $150 million                   47.5%
                             $150 million to $175 million                   45.0%
                             $175 million to $200 million                   42.5%
                             $200 million and over                          40.0%

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                  PERCENTAGE                                        PERCENTAGE
                               REIMBURSED (AS A                                   REIMBURSED (AS
       YEAR ENDING              PERCENTAGE OF              YEAR ENDING           A PERCENTAGE OF
      SEPTEMBER 30             MANAGED ASSETS)             SEPTEMBER 30          MANAGED ASSETS)
      ------------             ----------------            ------------          ---------------
          2003(1)                    .32%                      2008                    .32%
          2004                       .32%                      2009                    .24%
          2005                       .32%                      2010                    .16%
          2006                       .32%                      2011                    .08%
          2007                       .32%

----------
(1)     From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2005. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, NWQ, Security Capital, Wellington Management, Symphony and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials furnished by each of Security Capital, NWQ and Symphony in May 2003, including information regarding Security Capital, NWQ and Symphony, their respective affiliates and personnel, operations and financial condition. The independent trustees reviewed additional information furnished by each of Security Capital and Symphony in July 2003. The independent trustees also reviewed materials furnished by Wellington Management in July 2003, including information regarding its affiliates and personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, NWQ, Security Capital, Wellington Management and Symphony, the proposed fees to be charged by NIAC, NWQ, Security Capital, Wellington Management and Symphony for investment management services, the profitability to NIAC, NWQ, Security Capital, Wellington Management and Symphony of their relationships with the Fund, fall-out benefits to NIAC, NWQ, Security Capital, Wellington Management and Symphony from that relationship, economies of scale achieved by NIAC, NWQ, Security Capital, Wellington Management and Symphony, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, NWQ, Security Capital, Wellington Management and Symphony and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC, NWQ, Security Capital, Wellington Management and Symphony the Fund's operations and each of NIAC's, NWQ's, Security Capital's, Wellington Management's and Symphony's ability to provide advisory and other services to the Fund.

         The Fund, NIAC, Nuveen, NWQ, Security Capital, Wellington Management, Symphony, Citigroup Global Markets Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, NWQ, Security Capital, Wellington Management and Symphony can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

         The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Subadviser responsible for the assets to which the proxy relates in accordance with that Subadviser's proxy voting procedures.

         The Fund has granted to NWQ the authority to vote proxies on its behalf with respect to the assets managed by NWQ. A senior member of NWQ is responsible for oversight of the Fund's proxy voting process. NWQ has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to NWQ on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client's request.

         NWQ has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies.

         The Fund has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held by the Fund, unless such party is determined to have a material conflict of interest related to that proxy vote.

         Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

         Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

         The Fund has granted Security Capital the authority to vote proxies on its behalf with respect to assets managed by Security Capital. Security Capital divides proxy voting issues into two broad categories: corporate governance and corporate social responsibility. Security Capital's general belief is that a company's directors are in the strongest position to determine what is in the best long term interest of the company and its shareholders. Security Capital has determined that to the extent that it believes a company's directors are not fulfilling this requirement Security Capital generally will vote to change directors or dispose of the company's stock.

         In the event that a material conflict between the interests of Security Capital and the interests of a client or clients is identified, Security Capital will refrain from casting the proxy vote at issue and refer the matter to a third party to review the proxies. The third party will make a proxy vote recommendation to Security Capital in accordance with Security Capital guidelines and in the best interest of the client.

         The Fund has granted Symphony the authority to vote proxies on its behalf with respect to assets managed by Symphony. Symphony also uses the services of ISS. The proxy voting policies and procedures of ISS are reviewed and approved each year by the management of Symphony. Symphony believes that following the proxy voting guidelines established by ISS allows it to always vote proxies in the best interests of the Fund and avoids conflicts of interest.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, each Subadviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of any Subadviser except in compliance with the 1940 Act.

         With respect to interests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. See "Risk Factors" in the Prospectus.

         It is the policy of each Subadviser to seek the best execution under the circumstances of each trade. A Subadviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Subadviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Subadviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a Subadviser's own research efforts, the receipt of research information is not expected to reduce significantly a Subadviser's expenses. While the Subadviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Subadvisers in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Each Subadviser may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, a Subadviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from each Subadviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 NET ASSET VALUE

         The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner except that Nasdaq National List securities are valued using the Nasdaq Official Closing Price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. The prices of fixed-income securities and senior loans are provided by a pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked price. When price quotes are not readily available for fixed-income securities, the pricing service establishes fair market value based on yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral and general market conditions. When price quotes are not readily available for senior loans, the pricing service establishes fair market value using a wide range of market data, evaluations of anticipated cash flows or collateral and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service.

Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that preset prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee may determine the fair value for the security.

                        ADDITIONAL INFORMATION CONCERNING
                        AUCTIONS FOR FUNDPREFERRED SHARES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of FundPreferred shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

                                 BROKER-DEALERS

         The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risk Factors--General Risks of Investing in the Fund--Concentration Risk" and "Risk Factors--General Risks of Investing in the Fund--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

         The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund intends to qualify for, and to elect to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax payable by the Fund. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the Dividends Received Deduction available to corporate shareholders. Furthermore, in such event, noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to qualify for special tax treatment as a regulated investment company or cause the Fund to incur a tax liability, a non-deductible 4% federal excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund. However, under certain circumstances, the failure of the Fund to meet the asset coverage requirements of the 1940 Act will require a mandatory redemption of FundPreferred shares.

         Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Since the Fund may invest in securities of non-U.S. issuers, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

         The Fund may invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount. The Fund must accrue income on such investments (and investments with market discount if the Fund elects to include market discount in income currently) for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements under the Code.

         The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         If the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the corresponding receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. In general, the Fund does not presently intend to invest in securities of entities that qualify as passive foreign investment companies, but may decide in the future to invest in such entities, although it does not expect that a significant amount (not more than 2%) of the Fund's assets would be invested in securities of such entities at any time.

         The Fund may invest in preferred securities, convertible securities, securities that are below investment grade or other types of securities, the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the FundPreferred shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute stock of the Fund for federal income tax purposes, and thus distributions with respect to the FundPreferred shares (other than distributions in redemption of the FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of investment company taxable income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the Dividends Received Deduction and "qualified dividend income") in accordance with each class's proportionate share of the total dividends paid to both classes for such taxable year. Thus, if the Fund designates any dividend as a capital gain dividend, capital gains will be allocated to the FundPreferred shares in proportion to the FundPreferred shares' proportionate share of the total dividends paid on both the FundPreferred shares and the Common Shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation of income within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's investment company taxable income are, except as described below with respect to distributions of "qualified dividend income", taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions designated by the Fund as derived from net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds such shares as a capital asset. Earnings and profits are treated, for federal income tax purposes, as first being used to pay distributions on the FundPreferred shares, and then to the extent remaining, if any, to pay distributions on the Common Shares.

         Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character, but not the amount, of dividends to which holders of FundPreferred shares are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         A portion of the Fund's investment company taxable income may be attributable to dividends on equity securities which are eligible for the Dividends Received Deduction under Section 243 of the Code or which are considered "qualified dividend income" under Section 1(h)(11) of the Code. In such event, corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction should be able to deduct 70% of the portion of the FundPreferred shares' dividend representing the shareholder's portion of the Fund's income eligible for the Dividends Received Deduction. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. If a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11)(B) of the Code, then for taxable years beginning on or before December 31, 2008, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain. For such taxable years, the maximum federal income tax rate applicable to net capital gain for noncorporate investors has been reduced to 15%.

         A portion of the Fund's investment company taxable income may also be attributable to distributions from REITs. Distributions by the Fund that are derived from amounts received from REITs will not be eligible for the Dividends Received Deduction available to corporate investors and, only in limited circumstances, will such distributions be eligible for treatment as "qualified dividend income." Dividends received from a REIT will be treated as "qualified dividend income" to the extent the REIT itself has qualifying dividend income for the taxable year in which the dividend was paid, such as dividends from taxable REIT subsidiaries, and designates such dividends as qualified dividend income.

         The Fund will notify holders of FundPreferred shares of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         A holder's sale of FundPreferred shares will generally be a taxable transaction for federal income tax purposes. Selling holders of such shares will generally recognize gain or loss in an amount equal to the difference between the amount received and their adjusted tax basis in the FundPreferred shares sold. If such FundPreferred shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to FundPreferred shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

         Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

         Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

                                     EXPERTS

         The Financial Statements of the Fund as of September 5, 2003, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

                    CUSTODIAN, TRANSFER AGENT, AUCTION AGENT,
                 DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Diversified Dividend and Income Fund (the "Fund") as of September 5, 2003 and the related statement of operations for the period from July 18, 2003 (date of organization) through September 5, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at September 5, 2003, and the results of its operations for the period from July 18, 2003 (date of organization) through September 5, 2003, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Chicago, Illinois
September 8, 2003

                   NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

                              FINANCIAL STATEMENTS

                  Nuveen Diversified Dividend and Income Fund
                      Statement of Assets and Liabilities
                               September 5, 2003


Assets:
   Cash.............................................................. $  100,275
   Offering costs....................................................    600,000
   Receivable from Adviser...........................................     11,500
                                                                      ----------
      Total assets...................................................    711,775
                                                                      ----------

Liabilities:
   Accrued offering costs............................................    600,000
   Payable for organization costs....................................     11,500
                                                                      ----------
      Total liabilities..............................................    611,500
                                                                      ----------
FundPreferred shares, $25,000 liquidation value; unlimited number of
   shares authorized, no shares outstanding..........................          -
                                                                      ----------
Net assets applicable to Common shares............................... $  100,275
                                                                      ==========

Net asset value per Common share outstanding ($100,275 divided
   by 7,000 Common shares outstanding)............................... $   14.325
                                                                      ==========
Net assets applicable to Common shares represent:
   Common shares, $.01 par value; unlimited number of shares
      authorized, 7,000 shares outstanding........................... $       70
   Paid-in surplus...................................................    100,205
                                                                      ----------
                                                                      $  100,275
                                                                      ==========

                   NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND


                            Statement of Operations
   Period from July 18, 2003 (date of organization) through September 5, 2003

Investment income..................................................  $     --
                                                                     --------

Expenses:
 Organization costs................................................    11,500
 Expense reimbursement.............................................   (11,500)
                                                                     --------
   Total expenses..................................................        --
                                                                     --------
Net investment income..............................................  $     --
                                                                     ========

Note 1:  Organization

The Fund was organized as a Massachusetts business trust on July 18, 2003, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc., has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share.

The Fund's primary investment objective is high current income and total return.

The Fund is authorized by its Declaration of Trust to issue FundPreferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common shareholders.

Note 2:  Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of Common shares upon the commencement of Fund operations. If the Fund offers FundPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in surplus.

Note 3:  Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred shares and the principal amount of borrowings ("Managed Assets")) to 0.8000% of the average daily Managed Assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and Common share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Note 4:  Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any realized capital gains from investment transactions.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
October 28, 2003



ASSETS
Investments, at market value (cost $278,821,108)                    $  280,204,838

Receivables:
  Dividends                                                                278,745
  Interest                                                               1,362,697
  Investments sold                                                      21,560,141
                                                                    --------------
  Total assets                                                         303,406,421
                                                                    --------------



LIABILITIES
Cash overdraft                                                           1,795,660
Payable for investments purchased                                       30,992,448
Accrued expenses:
  Management fees                                                          119,979
  Organization and offering costs                                          574,000
  Other                                                                     23,563
                                                                    --------------
  Total liabilities                                                     33,505,650
                                                                    --------------

Net assets applicable to Common shares                              $  269,900,771
                                                                    ==============

Common shares outstanding                                               18,757,000
                                                                    ==============

Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                      $        14.39
                                                                    ==============

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:


Common shares, $.01 par value per share                             $      187,570
Paid-in surplus                                                        267,943,955
Undistributed net investment income                                        599,037
Accumulated net realized gain (loss) from investment transactions         (213,521)
Net unrealized appreciation of investments                               1,383,730
                                                                    --------------
Net assets                                                          $  269,900,771
                                                                    ==============
Authorized shares:
  Common                                                                 Unlimited
  FundPreferred shares                                                   Unlimited
                                                                    ==============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period September 25, 2003 (commencement of operations) through October 28, 2003

INVESTMENT INCOME
Dividends                                                         $    271,602
Interest                                                               459,968
Fees                                                                    13,239
                                                                  ------------
Total investment income                                                744,809
                                                                  ------------

EXPENSES
Management fees                                                        192,782
Shareholders' servicing agent fees and expenses                            911
Custodian's fees and expenses                                            4,902
Trustees' fees and expenses                                                634
Professional fees                                                        4,968
Shareholders' reports - printing and mailing expenses                    8,452
Investor relations expense                                               1,668
                                                                  ------------
Total expenses before expense reimbursement                            214,317
  Expense reimbursement                                                (68,545)
                                                                  ------------
Net expenses                                                           145,772
                                                                  ------------
Net investment income                                                  599,037
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                             (213,521)
Change in net unrealized appreciation
 of investments                                                      1,383,730
                                                                  ------------
Net gain from investments                                            1,170,209
                                                                  ------------
Net increase in net assets applicable to
 Common shares from operations                                    $  1,769,246
                                                                  ============


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period September 25, 2003 (commencement of operations) through October 28, 2003




OPERATIONS
Net investment income                                                              $      599,037
Net realized gain (loss) from investments                                                (213,521)
Change in net unrealized appreciation
 of investments                                                                         1,383,730
                                                                                   --------------

Net increase in net assets applicable to
 Common shares from operations                                                          1,769,246
                                                                                   --------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                                               268,031,250
                                                                                   --------------

Net increase in net assets applicable to Common shares                                269,800,496
Net assets applicable to Common shares at the
 beginning of period                                                                      100,275
                                                                                   --------------

Net assets applicable to Common shares at the end of period                        $  269,900,771
                                                                                   ==============

Undistributed net investment income at the end of period                           $      599,037
                                                                                   ==============

STATEMENT OF CASH FLOWS
For the Period September 25, 2003 (commencement of operations) through October 28, 2003


CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                   $    1,769,246
                                                                                   --------------
Adjustments to Reconcile the Change in Net Assets Applicable to Common
  Shares from Operations to Net Cash used in Operating Activities:
    Increase in investments at market value due to initial purchase of
      investments, net of dispositions and change in appreciation                    (280,204,838)
    Increase in dividends receivable                                                     (278,745)
    Increase in interest receivable                                                    (1,362,697)
    Increase in receivable from investments sold                                      (21,560,141)
    Increase in cash overdraft                                                          1,795,660
    Increase in investments purchased payable                                          30,992,448
    Increase in management fees payable                                                   119,979
    Increase in organization and offering costs payable                                   574,000
    Increase in other liabilities                                                          23,563
                                                                                   --------------
  Net cash used in operating activities                                              (268,131,525)
                                                                                   --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from sale of Common shares                                               268,031,250
                                                                                   --------------
NET DECREASE IN CASH                                                                     (100,275)
Cash at the beginning of period                                                          (100,275)
                                                                                   --------------
CASH AT THE END OF PERIOD                                                          $           --
                                                                                   ==============






See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, dividend-paying common stocks, preferred securities and convertible securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked price. The Fund prices securities traded on Nasdaq at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are provided by a pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked price. When price quotes are not readily available for fixed-income securities, the pricing service establishes fair market value based on yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral and general market conditions. When price quotes are not readily available for senior loans, the pricing service establishes fair market value using a wide range of market data, evaluations of anticipated cash flows or collateral and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments is less liquid relative to markets for other fixed income securities. Consequently the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 28, 2003, the Fund had an outstanding delayed delivery purchase commitment of $499,355.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fees consist primarily of senior loan amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original senior loan agreement. See Dividends and Distributions to Common Shareholders for the Fund's REIT income recognition policy.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. Commencing with the Fund's first dividend, the Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

With respect to the Fund's investments in REITs, the Fund's policy is to pass through to its shareholders, each month, substantially all REIT distributions it receives, together with other operating income less operating expenses. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after both the fiscal and calendar year ends.

For financial reporting purposes, the Fund applies a percentage estimate or uses a similar estimation of the breakdown of income type, to its receipts from REITs and treats as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when REITs inform their shareholders of the actual breakdown of income type.

During the period, the Fund treats each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund recharacterizes those distributions as being from ordinary income, long-term and short-term capital gains, and a return of capital, if necessary, at the beginning of the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements may reflect an over-distribution of net investment income that is at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Fund from portfolio REITs, but none of the dividends paid by the Fund to shareholders from the portfolio REITs, during the current fiscal year, will have been treated as something other than ordinary income.

Derivative Financial Instruments
The Fund may use derivatives or other transactions solely for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the period September 25, 2003 (commencement of operations) through October 28, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. During the period September 25, 2003 (commencement of operations) through October 28, 2003, no such credit was recorded.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs of $ 562,500 was recorded as a reduction of the proceeds from the sale of Common shares.

If the Fund offers FundPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund sold 18,750,000 Common shares on September 25, 2003 (commencement of operations).

3. SECURITIES TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) and U.S. Government and agency obligations (excluding short-term investments) for the period September 25, 2003 (commencement of operations) through October 28, 2003, were as follows:

----------------------------------------------------------------
Purchases:
   Investments                                 $258,883,976
   U.S. Government and agency obligations        55,317,579
Sales:
   Investments                                    1,569,089
   U.S. Government and agency obligations        45,065,235
===============================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to treatment of paydown gains and losses on senior loans, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on security transactions.

-------------------------------------------------------------------------------
Cost of investments                                              $  278,925,088
===============================================================================

-------------------------------------------------------------------------------
Gross unrealized:

  Appreciation                                                   $    3,560,576

  Depreciation                                                       (2,280,826)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments                       $    1,279,750
===============================================================================

The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.
The Fund made no distributions during the period September 25, 2003 (commencement of operations) through October 28, 2003.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily net assets of the Fund including assets attributable to FundPreferred shares and the principal amount of borrowings, if any.


AVERAGE DAILY MANAGED ASSETS                                                 MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $500 million                                                         .9000%
For the next $500 million                                                          .8750
For the next $500 million                                                          .8500
For the next $500 million                                                          .8250
For Managed Assets over $2 billion                                                 .8000
======================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Wellington Management Company, LLP ("Wellington"), and Symphony Asset Management, LLC ("Symphony"). Symphony is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen owns a controlling interest in NWQ and key management owns a non-controlling minority interest. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depository Receipts ("ADRs"). Security Capital manages the portion of the investment portfolio allocated to securities issued by real estate companies including REITs. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. NWQ, Security Capital, Wellington, and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                                  PERCENTAGE                                        PERCENTAGE
                                  REIMBURSED                                        REIMBURSED
                               (AS A PERCENTAGE                                  (AS A PERCENTAGE
YEAR ENDING                     OF AVERAGE DAILY         YEAR ENDING             OF AVERAGE DAILY
SEPTEMBER 30,                    MANAGED ASSETS)         SEPTEMBER 30,            MANAGED ASSETS)
-------------                  -----------------         -------------           -----------------
2003*........................         .32%               2008 ................          .32%
2004 ........................         .32                2009 ................          .24
2005 ........................         .32                2010 ................          .16
2006 ........................         .32                2011 ................          .08
2007 ........................         .32

---------------
* From the commencement of operations.



The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.


6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded loan commitments. At October 28, 2003, there were no such unfunded commitments.


7. SENIOR LOAN PARTICIPATION COMMITMENTS

The portion of the portfolio managed by Symphony invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a variable rate senior loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. At October 28, 2003, there were no such outstanding participation commitments.


8. SUBSEQUENT EVENTS

On November 12, 2003, the Fund issued an additional 1,356,000 Common shares in connection with the exercise by the underwriters of the over-allotment option.

The Fund declared a dividend distribution of $.1025 per Common share which will be paid on December 1, 2003, to shareholders of record on November 15, 2003.

9. ANTICIPATED CHANGE OF SECURITY CAPITAL'S CONTROL

GECIA Holdings, Inc., an indirect wholly-owned subsidiary of GE and the parent company of Security Capital, has entered into an agreement with Banc One Investment Advisors Corporation ("Banc One"), an indirect wholly owned subsidiary of Bank One Corporation, providing for the sale of all of the capital stock of Security Capital to Banc One. The consummation of the sale is subject to certain regulatory and other closing conditions.

The sale, if consummated, will constitute an "assignment" as defined in the 1940 Act of the investment sub-advisory agreement between NIAC and Security Capital and the agreement will automatically terminate. The Fund's Board of Trustees has approved both an interim investment sub-advisory agreement with Security Capital (as permitted under the 1940 Act, to take effect upon consummation of the sale) and a new ongoing investment sub-advisory agreement. The new ongoing investment sub-advisory agreement will be presented to the Fund's shareholders for their approval, and will take effect only upon such approval. There can be no assurance that this approval will be obtained. The consummation of the sale is not expected to result in any change in the Portfolio Management Committee of Security Capital.

If the sale is consummated, the Fund may be unable to purchase certain loans in which Bank One, or an affiliate thereof, participates because of regulatory restrictions. This limitation may prevent the Fund from investing in senior loans it might otherwise purchase, and could adversely affect the Fund's return.

                   Nuveen Diversified Dividend and Income Fund (JDD) Portfolio of Investments (Unaudited)
                   October 28, 2003

                                                                                                                            MARKET
    SHARES         DESCRIPTION (1)                                                                                           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                   COMMON STOCKS - 23.2% (22.3% OF TOTAL INVESTMENTS)
                   CONSUMER DISCRETIONARY - 1.1%
       175,000     Delphi Automotive Systems Corporation                                                                $ 1,557,500
        53,400     May Department Stores Company                                                                          1,453,014
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,010,514
-----------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.3%
       106,200     Albertson's, Inc.                                                                                      2,086,830
        44,600     Altria Group, Inc.                                                                                     2,059,182
        61,200     ConAgra Foods, Inc.                                                                                    1,463,904
        69,500     J Sainsbury plc, Sponsored ADR                                                                         1,329,188
        38,400     Kimberly-Clark Corporation                                                                             1,994,496
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,933,600
-----------------------------------------------------------------------------------------------------------------------------------
                   ENERGY - 3.4%
        27,300     ChevronTexaco Corporation                                                                              2,003,547
        41,700     ConocoPhillips                                                                                         2,393,580
        23,000     Eni S.p.A., Sponsored ADR                                                                              1,840,000
        40,000     Kerr-McGee Corporation                                                                                 1,714,400
        40,800     Unocal Corporation                                                                                     1,272,960
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,224,487
-----------------------------------------------------------------------------------------------------------------------------------
                   FINANCIALS - 5.7%
       110,000     Aon Corporation                                                                                        2,405,700
        25,000     Bank of America Corporation                                                                            1,821,250
        30,000     Fannie Mae                                                                                             2,260,500
       217,400     Hang Lung Group Limited, Sponsored ADR                                                                 1,407,665
        59,100     IndyMac Bancorp, Inc.                                                                                  1,548,420
        40,000     J.P. Morgan Chase & Co.                                                                                1,422,000
       150,000     MFA Mortgage Investments, Inc.                                                                         1,435,500
        80,000     PMA Capital Corporation, Class A #                                                                     1,040,000
       110,000     Travelers Property Casualty Corp., Class A                                                             1,745,700
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,086,735
-----------------------------------------------------------------------------------------------------------------------------------
                   HEALTHCARE - 0.6%
        36,000     CIGNA Corporation                                                                                      1,749,240
-----------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 0.9%
        90,000     Raytheon Company                                                                                       2,349,000
-----------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 2.3%
        36,000     International Paper Company                                                                            1,396,080
        70,000     Packaging Corp of America                                                                              1,341,200
        22,500     Rio Tinto plc, Sponsored ADR                                                                           2,180,025
       110,000     Sappi Limited, Sponsored ADR                                                                           1,406,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,324,205
-----------------------------------------------------------------------------------------------------------------------------------
                   TECHNOLOGY - 0.8%
        51,000     Pitney Bowes Inc.                                                                                      2,085,900
-----------------------------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES - 3.2%
        93,000     Chunghwa Telecom Co., Ltd., Sponsored ADR                                                              1,449,870
       100,000     SBC Communications Inc.                                                                                2,359,000
        90,000     Sprint Corporation                                                                                     1,429,200
        52,500     Telecom Italia S.p.A., Sponsored ADR                                                                   1,373,925
        60,600     Verizon Communications Inc.                                                                            2,004,646
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,616,641
-----------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 0.3%
        52,600     Tsakos Energy Navigation Ltd.                                                                            789,000
-----------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 1.6%
        40,000     DTE Energy Company                                                                                     1,478,400
       150,000     Korea Electric Power Corporation, Sponsored ADR                                                        1,605,000
        82,800     United Utilities plc, Sponsored ADR                                                                    1,343,844
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,427,244
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Common Stocks (cost $61,006,758)                                                                62,596,566
                   ----------------------------------------------------------------------------------------------------------------

                   REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 23.2% (22.3% OF TOTAL INVESTMENTS)

                   HEALTHCARE - 3.8%
        58,800     Health Care Property Investors, Inc.                                                                   2,810,640
       100,200     Healthcare Realty Trust, Inc.                                                                          3,356,700
       280,800     Senior Housing Properties Trust                                                                        4,153,032
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,320,372
-----------------------------------------------------------------------------------------------------------------------------------
                   HOTELS - 0.3%
        78,600     Hersha Hospitality Trust                                                                                 679,890
-----------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL - 0.6%
        50,000     First Industrial Realty Trust, Inc.                                                                    1,612,500
-----------------------------------------------------------------------------------------------------------------------------------
                   MALLS - 1.3%
        32,400     Simon Property Group, Inc.                                                                             1,446,012
        49,900     The Macerich Company                                                                                   1,965,561
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,411,573
-----------------------------------------------------------------------------------------------------------------------------------
                   MULTIFAMILY - 6.1%

        55,200     Apartment Investment & Management Company, Class A                                                     2,257,680
        90,300     Amli Residential Properties                                                                            2,293,620
        99,600     Archstone-Smith Trust                                                                                  2,604,540
        57,500     AvalonBay Communities, Inc.                                                                            2,596,125
        35,000     Camden Property Trust                                                                                  1,370,600
       105,600     Gables Residential Trust                                                                               3,408,768
        72,400     Post Properties, Inc.                                                                                  1,917,876
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,449,209
-----------------------------------------------------------------------------------------------------------------------------------
                   OFFICE - 8.3%
        48,800     Arden Realty, Inc.                                                                                     1,376,160
       125,000     Brandywine Realty Trust                                                                                3,138,750
        81,400     Highwoods Properties, Inc.                                                                             2,060,234
       368,500     HRPT Properties Trust                                                                                  3,408,625
       140,700     Koger Equity, Inc.                                                                                     2,742,244
        74,900     Mack-Cali Realty Corporation                                                                           2,790,775
       215,800     Maguire Properties, Inc.                                                                               4,596,540
        43,000     Trizec Properties, Inc.                                                                                  565,450
        36,300     Vornado Realty Trust                                                                                   1,807,740
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,486,518
------------------------------------------------------------------------------------------------------------------------------------
                   SHOPPING CENTERS - 1.8%
        73,500     Federal Realty Investment Trust                                                                        2,706,270
        92,700     New Plan Excel Realty Trust                                                                            2,073,700
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,779,970
-----------------------------------------------------------------------------------------------------------------------------------
                   STORAGE - 1.0%
        77,700     Shurgard Storage Centers, Inc., Class A                                                                2,793,315
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Real Estate Investment Trust Common Stocks (cost $62,793,001)                                   62,533,347
                   ----------------------------------------------------------------------------------------------------------------

                   REAL ESTATE INVESTMENT TRUST PREFERRED SECURITIES - 1.5% (1.5% OF TOTAL INVESTMENTS)

                   MULTIFAMILY - 1.5%
        48,000     Apartment Investment & Management Company, Series Q, 10.100%                                           1,298,400
       103,000     Apartment Investment & Management Company, Series R  10.000%                                           2,796,450
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,094,850
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Real Estate Investment Trust Preferred Securities (cost $4,031,190)                              4,094,850
                   ----------------------------------------------------------------------------------------------------------------

                                                                                      RATINGS*
    PRINCIPAL                                                                   --------------------       STATED            MARKET
  AMOUNT (000)     DESCRIPTION                                                  MOODY'S        S&P      MATURITY**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   VARIABLE RATE SENIOR LOAN INTERESTS(1) - 21.1% (20.5% OF TOTAL INVESTMENTS)
                   AEROSPACE/DEFENSE - 1.4%
$          351     Vought Aircraft Industries, Inc., Term Loan B                    Ba3         B+         6/30/07          351,882
         1,113     Vought Aircraft Industries, Inc., Term Loan C                    Ba3         B+         6/30/08        1,115,343
         2,373     Vought Aircraft Industries, Inc., Term Loan X                    Ba3         B+        12/31/06        2,367,450
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,834,675
-----------------------------------------------------------------------------------------------------------------------------------
                   AUTOMOTIVE - 2.7%
         3,000     Hayes Lemmerz International, Inc., Term Loan B                    NR         NR         6/03/09        3,033,282
         2,000     Meridian Automotive Systems, Term Loan A                          NR         NR         6/30/06        1,917,500
         2,000     Metaldyne Company/Metalync Company, LLC, Term Loan D              B2        BB-        12/31/09        1,987,083
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,937,865
-----------------------------------------------------------------------------------------------------------------------------------
                   BROADCASTING/CABLE - 0.7%
         2,000     Charter Communications Operating, LLC, Term Loan B                B2          B         3/18/08        1,938,250
-----------------------------------------------------------------------------------------------------------------------------------
                   BROADCASTING/RADIO - 0.7%
         2,000     Emmis Communications Corporation, Term Loan B                    Ba2         B+         8/31/09        2,021,250
-----------------------------------------------------------------------------------------------------------------------------------
                   CONTAINERS, PACKAGING & GLASS - 2.2%
         2,000     Crown Cork & Seal, Term Loan B-1                                 Ba3         NR         2/26/08        2,018,500
           290     Smurfit-Stone Container Corporation, Term Loan B                  NR         NR         6/30/09          292,052
         1,710     Smurfit-Stone Container Corporation, Term Loan C                  NR         NR         6/30/09        1,723,698
         2,000     United States Can Company, Term Loan B                            B2          B         1/04/06        1,998,929
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,033,179
-----------------------------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED MANUFACTURING - 1.1%
         1,000     Amsted Industries Incorporated, Term Loan B                       B1        BB-        10/15/10        1,005,625
         2,000     Eaglepicher Incorporated, Term Loan B                             B2         B+         8/07/09        2,023,334
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,028,959
-----------------------------------------------------------------------------------------------------------------------------------
                   ECOLOGICAL - 1.1%
         3,000     Allied Waste North America, Inc., Term Loan B                    Ba3         BB         1/15/10        3,043,929
-----------------------------------------------------------------------------------------------------------------------------------
                   FARMING & AGRICULTURAL - 1.5%
         4,000     Seminis Vegetable Seeds, Inc., Term Loan B                        B1        BB-         9/29/09        4,051,666
-----------------------------------------------------------------------------------------------------------------------------------
                   HEALTHCARE - 2.9%
         1,907     Alaris Medical Systems, Inc., Term Loan                           B1         BB         6/30/09        1,928,211
         2,000     Beverly Enterprises, Term Loan B                                 Ba3         BB        10/22/08        2,020,000
         2,000     HCA Inc, Bond, 6.910%                                            Ba1       BBB-         6/15/05        2,106,816
         1,500     Triad Hospitals, Inc., Term Loan B                               Ba3         BB         9/30/08        1,512,656
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,567,683
-----------------------------------------------------------------------------------------------------------------------------------
                   HOTELS, MOTELS, INNS & GAMING - 1.8%
         2,963     Las Vegas Sands, Inc., Term Loan B                                NR         B+          6/4/08        3,002,000
         1,995     Wyndham International, Inc.                                       NR         NR         6/30/04        1,862,609
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,864,609
-----------------------------------------------------------------------------------------------------------------------------------
                   INSURANCE - 0.7%
         1,538     Conseco, Inc, Tranche A-1                                       Caa2       CCC+         9/10/09        1,526,923
           462     Conseco, Inc, Tranche B-1                                       Caa2       CCC+         9/10/10          459,423
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,986,346
-----------------------------------------------------------------------------------------------------------------------------------
                   LEISURE & ENTERTAINMENT - 0.7%
           997     Fitness Holdings Worldwide, Inc., Term Loan B                     NR          B        11/02/06          995,839
         1,003     Fitness Holdings Worldwide, Inc., Term Loan C                     NR          B        11/02/07        1,001,037
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,996,876
-----------------------------------------------------------------------------------------------------------------------------------
                   PRINTING & PUBLISHING - 0.7%
         1,941     Dex Media West, LLC., Term Loan B                                Ba3        BB-          3/9/10        1,962,089
-----------------------------------------------------------------------------------------------------------------------------------
                   RESTAURANTS & FOOD SERVICE - 0.7%

         2,000     Domino's, Inc., Term Loan                                         B1         B+         6/25/10        2,021,666
-----------------------------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS/HYBRID - 1.1%
         1,497     Nextel Communications Inc., Term Loan B                          Ba2         BB         6/30/08        1,506,907
         1,497     Nextel Communications Inc., Term Loan C                          Ba2         BB        12/31/08        1,506,907
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,013,814
-----------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION/RAIL MANUFACTURING - 1.1%
         3,000     Laidlaw Inc., Term Loan B                                        Ba3        BB+         6/19/09        3,031,875
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Variable Rate Senior Loan Interests (cost $57,319,717)                                          57,334,731
                   ----------------------------------------------------------------------------------------------------------------

                   SOVEREIGN & SOVEREIGN AGENCY DEBT - 22.7% (21.9% OF TOTAL INVESTMENTS)

                   ARGENTINA - 0.2%
        1,100      Argentina Republic, 1.162%                                      Caa1        CCC          8/3/12          645,751
-----------------------------------------------------------------------------------------------------------------------------------
                   BRAZIL - 1.9%
        1,231      Brazil Republic, 8.000%                                           B2         B+         4/15/14        1,144,378
          800      Brazil Republic, 8.875%                                           B2         B+         4/15/24          666,800
          600      Brazil Republic, 12.000%                                          B2         B+         4/15/10          669,000
          395      Brazil Republic, 9.250%                                           B2         B+        10/22/10          392,235
          600      Brazil Republic, 12.250%                                          B2         B+          3/6/30          641,100
          490      Brazil Republic, 10.000%                                          B2         B+          8/7/11          497,350
          700      Brazil Republic, 14.500%                                          B2         B+        10/15/09          856,450
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,867,313
-----------------------------------------------------------------------------------------------------------------------------------
                   BULGARIA - 1.2%
          686      Bulgaria National Republic, Series A, 1.9375%                    Ba2        BB+         7/28/12          669,520
        2,300      Bulgaria National Republic, Reg S, 8.250%                        Ba2        BB+         1/15/15        2,620,346
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,289,866
-----------------------------------------------------------------------------------------------------------------------------------
                   CAYMAN ISLANDS - 0.6%
          350      CSN Islands VII Corp., 144A, 10.750%                              B2         B+         9/12/08          361,375
        1,300      PDVSA Finance Ltd, 9.375%                                       Caa1         B+        11/15/07        1,313,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,674,375
-----------------------------------------------------------------------------------------------------------------------------------
                   CHILE - 0.6%
          550      Chile Republic, 6.875%                                          Baa1         A-         4/28/09          626,175
          130      Codelco Inc., 144A, 5.500%                                        A2         A-        10/15/13          131,486
          600      Codelco Inc., Reg S, 6.375%                                       A2         A-        11/30/12          646,889
          300      Empresa Nacional Electric, 8.350%                                Ba3       BBB-          8/1/13          323,385
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,727,935
-----------------------------------------------------------------------------------------------------------------------------------
                   COLOMBIA - 1.4%
        2,300      Colombia Republic, 9.750%                                        Ba2         BB         4/23/09        2,524,250
          550      Colombia Republic, 10.750%                                       Ba2         BB         1/15/13          609,125
          600      Colombia Republic, 11.750%                                       Ba2         BB         2/25/20          696,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,829,375
-----------------------------------------------------------------------------------------------------------------------------------
                   COSTA RICA - 0.2%
          600      Costa Rica Republic, Reg S, 8.050%                               Ba1         BB         1/31/13          653,795
-----------------------------------------------------------------------------------------------------------------------------------
                   ECUADOR - 1.2%
        2,500      Ecuador Republic, Reg S, 12.000%                                Caa2       CCC+        11/15/12        2,144,648
        1,500      Ecuador Republic, Reg S, 7.000%                                 Caa2       CCC+         8/15/30          978,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,123,023
-----------------------------------------------------------------------------------------------------------------------------------
                   EL SALVADOR - 1.2%
          700      El Salvador Republic Reg S, 8.250%                             Baa3        BB+         4/10/32           675,632
          600      El Salvador Republic Reg S, 7.750%                             Baa3        BB+         1/24/23           627,306
        1,900      El Salvador Republic Reg S, 8.500%                             Baa3        BB+         7/25/11         2,068,532
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,371,470
-----------------------------------------------------------------------------------------------------------------------------------
                   MALAYSIA - 0.5%
          600      Petronas Capital Ltd., Reg S, 7.000%                           Baa1         A-         5/22/12           682,700
          500      Malaysia Republic, 7.500%                                      Baa1         A-         7/15/11           585,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,268,450
-----------------------------------------------------------------------------------------------------------------------------------
                   MEXICO - 1.7%
          900      United Mexican States, 11.375%                                 Baa2       BBB-         9/15/16         1,269,900
        2,200      Petroleos Mexicanos, 9.500%                                    Baa1       BBB-         9/15/27         2,607,000
          500      Conproca SA, Reg S, 12.000%                                    Baa3       BBB-         6/16/10           632,772
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,509,672
-----------------------------------------------------------------------------------------------------------------------------------
                   PANAMA - 0.8%
        2,000      Panama Republic, 9.375%                                         Ba1         BB          4/1/29         2,270,000
-----------------------------------------------------------------------------------------------------------------------------------
                   PERU  - 1.0%



          750      Peru Republic, 4.500%                                           Ba3        BB-          3/7/17           667,771
          500      Peru Republic, 9.875%                                           Ba3        BB-          2/6/15           585,000
        1,300      Peru Republic, 9.125%                                           Ba3        BB-         2/21/12         1,457,950
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,710,721
-----------------------------------------------------------------------------------------------------------------------------------
                   PHILIPPINES - 1.1%
          600      Philippines Republic, 9.875%                                    Ba1         BB         1/15/19           621,000
        2,000      Philippines Republic, 9.500%                                    Ba1         BB        10/21/24         2,220,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,841,000
-----------------------------------------------------------------------------------------------------------------------------------
                   POLAND - 0.2%
          500      Poland Republic, 5.250%                                          A2       BBB+         1/15/14           498,750
-----------------------------------------------------------------------------------------------------------------------------------
                   RUSSIA - 1.7%
        1,500      Russia Ministry of  Finance, 3.000%                             Ba2         BB         5/14/08         1,324,555
        1,200      Russia Federation, Reg S, 8.250%                               Baa3         BB         3/31/10         1,347,394
          800      Russia Ministry of Finance, 3.000%                              Ba1         BB         5/14/11           609,915
        1,400      Russia Federation, Reg S, 5.000%                               Baa3         BB         3/31/30         1,322,300
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,604,164
-----------------------------------------------------------------------------------------------------------------------------------
                   SOUTH AFRICA - 0.6%
        1,300      South Africa Republic, 9.125%                                  Baa2        BBB         5/19/09         1,566,500
-----------------------------------------------------------------------------------------------------------------------------------
                   SOUTH KOREA - 0.5%
          600      Korea Development Bank, 5.750%                                   A3         A-         9/10/13           620,480
          600      Export-Import Bank of Korea, 4.250%                              A3         A-        11/27/07           610,083
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,230,563
-----------------------------------------------------------------------------------------------------------------------------------
                   TUNISIA - 1.2%
        1,200      Banque de Tunisie, 8.250%                                      Baa2        BBB         9/19/27         1,302,000
        1,700      Banque de Tunisie, 7.375%                                      Baa2        BBB         4/25/12         1,878,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,180,500
-----------------------------------------------------------------------------------------------------------------------------------
                   TURKEY - 1.5%
        1,100      Turkey Republic, 12.375%                                         B1         B+         6/15/09         1,342,000
        1,100      Turkey Republic, 11.875%                                         B1         B+         1/15/30         1,358,500
        1,200      Turkey Republic, 11.000%                                         B1         B+         1/14/13         1,380,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,080,500
-----------------------------------------------------------------------------------------------------------------------------------
                   UKRAINE - 1.2%
          588      Ukraine Government, Reg S, 11.000%                               B2          B         3/15/07           650,670
        2,600      Ukraine Government, 144A, 7.650%                                 B2          B         6/11/13         2,619,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,270,170
-----------------------------------------------------------------------------------------------------------------------------------
                   URUGUAY - 1.2%
        1,900      Uruguay Republic, 7.875%                                         B3         B-         1/15/33         1,282,500
        2,500      Uruguay Republic, 7.250%                                         B3         B-         2/15/11         2,075,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,357,500
-----------------------------------------------------------------------------------------------------------------------------------
                   VENEZUELA - 1.0%
        1,800      Venezuela Government, Reg S, 5.375%                            Caa1         B-          8/7/10         1,311,878
        1,700      Venezuela Republic, 9.250%                                     Caa1         B-         9/15/27         1,364,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,676,128
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Sovereign & Sovereign Agency Debt (cost $61,242,225)                                            61,247,521
                   ----------------------------------------------------------------------------------------------------------------

                   CONVERTIBLE BONDS - 0.8% (0.7% OF TOTAL INVESTMENTS)

                   FINANCIALS - 0.8%
         3,000     Trizec Hahn Corporation, 3.000%                                Ba1          NR         1/29/21         2,055,000
-----------------------------------------------------------------------------------------------------------------------------------
                   Total Convertible Bonds (cost $2,091,810)                                                              2,055,000
                   ----------------------------------------------------------------------------------------------------------------

                  CORPORATE BONDS - 3.3% (3.1% OF TOTAL INVESTMENTS)

                  BUILDINGS & REAL ESTATE - 0.8%
         2,000    D.R. Horton, Inc., Bond, 7.500%                                 Ba1          BB        12/01/07         2,200,000
-----------------------------------------------------------------------------------------------------------------------------------
                  HOTELS, MOTELS, INNS & GAMING - 2.5%
         2,150    Harrahs Entertainment, Bond, 7.875%                             Ba1          BB+       12/15/05         2,330,063
         2,000    MGM Mirage, Inc., Bond, 6.750%                                  Ba1          BB+         8/1/07         2,115,000
         2,000    Park Place Entertainment, Bond, 7.875%                          Ba2          BB-       12/15/05         2,130,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,575,063
                   ----------------------------------------------------------------------------------------------------------------
                   Total Corporate Bonds (cost $8,741,313)                                                                8,775,063
-----------------------------------------------------------------------------------------------------------------------------------

                   U.S. GOVERNMENT OBLIGATIONS - 3.7% (3.6% OF TOTAL INVESTMENTS)

        10,000     U.S. Treasury Bond, 1.625%                                     Aaa          AAA        9/30/05         9,993,760
-----------------------------------------------------------------------------------------------------------------------------------
                   Total U.S. Government Obligations (cost $10,021,094)                                                   9,993,760
                   ----------------------------------------------------------------------------------------------------------------

                   SHORT-TERM INVESTMENTS - 4.3% (4.1% OF TOTAL INVESTMENTS)

$       11,574     State Street Bank Repurchase Agreement, 0.960%, dated 10/28/03, due 10/29/03                         11,574,000
--------------        repurchase price $11,574,309, collateralized by U.S. Treasury Bonds
                   ----------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $11,574,000)                                                       11,574,000
                   ----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $278,821,108) - 103.8%                                                       280,204,838
                   ----------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - (3.8)%                                                              (10,304,067)
                   ----------------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                                       $269,900,771
                   ----------------------------------------------------------------------------------------------------------------



              * Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

              ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

              (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

                   Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition acquisition of a Senior Loan.

             144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

            Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the SEC. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for offers and sales of securities by both foreign and domestic issuers that are made outside the United States.


              NR   Not rated.

              #    Non-income producing.



                   See accompanying notes to financial statements.

                                                                      APPENDIX A

                   NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                             OF FUNDPREFERRED SHARES

         Nuveen Diversified Dividend and Income Fund (the "Fund"), a Massachusetts business trust, certifies that:

         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 4,800 preferred shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series T and Series W FundPreferred shares (each series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                   DESIGNATION

         Series T: A series of 2,400 Preferred Shares, liquidation preference $25,000 per share, is designated "Series T FundPreferred shares" ("FundPreferred shares Series T"). The initial Dividend Period for FundPreferred shares Series T shall be the period from and including the Date of Original Issue thereof to but excluding ______________, 2003. Each share of FundPreferred shares Series T shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of _________, and each share of FundPreferred shares Series T shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series T shall constitute a separate series of Preferred Shares of the Fund.

         Series W: A series of 2,400 Preferred Shares, liquidation preference $25,000 per share, is designated "Series W FundPreferred shares" ("FundPreferred shares Series W"). The initial Dividend Period for FundPreferred shares Series W shall be the period from and including the Date of Original Issue thereof to but excluding _______. Each share of FundPreferred shares Series W shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ________, and each share of FundPreferred shares Series W shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series W shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11 of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares Series T and W, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 18 of Part I.

                       PART I: FUNDPREFERRED SHARES TERMS

          1.   Number of Shares; Ranking.

               (a) The initial number of authorized shares constituting each of FundPreferred shares Series T and Series W, is 2,400, shares, respectively. No fractional shares of FundPreferred shares, Series T and Series W shall be issued.

               (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

               (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

               (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which the Fund may hereafter issue or sell.

          2.   Dividends.


               (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this
Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

               (b) (i) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                    (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                    (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                    (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                    (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

               (c) (i) (i) The dividend rate on Outstanding shares of each Series of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                    (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares.

                    (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one
          (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

               (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

               (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount and the 1940 Act FundPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

               (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless (i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

          3.   Redemption.

               (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the FundPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                    (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph
          (a)(iii) of this Section 3.

                    (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
          Section 3, subject to the further provisions of this subparagraph
          (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred

          Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph
          (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

               (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

               (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

               (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

               (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

               (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

               (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

               (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

               (i) In the case of any redemption pursuant to this Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

               (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred Shares Asset Coverage, the FundPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

          4.   Designation of Dividend Period.

               (a) The initial Dividend Period for each Series of FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and
(v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

               (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

          No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                    (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                    (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

          5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction,
(b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

          6.   Voting Rights.

               (a) Except as otherwise provided in the Declaration, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees.

               (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                    (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                    (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

               (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional Trustees as described in paragraph (b) of this
Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustees to call a special meeting of such holders and shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

               (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

               (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph
(b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

               (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;

(ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

               (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify any Rating Agency and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify such Rating Agency, as applicable, of the results of such vote.

               (h) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

               (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

          Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

          In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

               (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

               (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

          7.   Liquidation Rights.

               (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

               (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

               (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

               (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

               (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

               (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

               (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

          8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

          9. 1940 Act FundPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

          10. FundPreferred Shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and any Rating Agency is then rating the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the FundPreferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

          11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and any Rating Agency is then rating the shares of FundPreferred shares, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of FundPreferred shares.

          12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and any Rating Agency is then rating such shares:

               (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the FundPreferred Shares Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act FundPreferred Shares Asset Coverage is met as of that date.

               (b) Upon any failure to maintain the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.


               (c) Compliance with the FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

               (d) The Fund shall deliver to each Rating Agency which is then rating FundPreferred shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundPreferred Shares Asset Coverage, FundPreferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

               (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or to meet the 1940 FundPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

          13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

          14. Waiver. Holders of at least a majority of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, determined with reference to a "majority of the outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

          15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.


          16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or

(2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.


          17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

               (a) "`AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

               (b) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

               (c) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

               (d) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

               (e) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

               (f) "Asset Coverage Cure Date" has the meaning set forth in
Section 3(a)(ii).

               (g) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

               (h) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

               (i) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

               (j) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

               (k) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

               (l) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

               (m) "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

               (n) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

               (o) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

               (p) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

               (q) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

               (r) "Code" means the Internal Revenue Code of 1986, as amended.

               (s) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

               (t) "Commission" means the Securities and Exchange Commission.

               (u) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

               (v) "Date of Original Issue" means, with respect to Series T and W FundPreferred shares, ________, 2003.

               (w) "Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

               (x) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

               (y) "Default Rate" means the Reference Rate multiplied by three
(3).

               (z) "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

               (aa) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), Fitch Discount Factor (if Fitch is then rating the FundPreferred shares) or an Other Rating Agency Discount Factor, whichever is applicable.

               (bb) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

               (cc) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

               (dd) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

               (ee) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

               (ff) "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets, whichever is applicable.

               (gg) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

               (hh) "Fitch" means Fitch Ratings and its successors at law.

               (ii) "Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of FundPreferred Shares.

               (jj) "Fitch Eligible Asset" means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection Fitch's ratings of FundPreferred Shares.

               (kk) "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of FundPreferred shares.

               (ll) "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

               (mm) "FundPreferred shares Series T and W" means the shares of Series T and W of the FundPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series T and W of the FundPreferred shares.

               (nn) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

               (oo) "Hold Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

               (pp) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

               (qq) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of this Part I.

               (rr) "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

               (ss) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

               (tt) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

               (uu) "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

               (vv) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

               (ww) "Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

               (xx) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of FundPreferred shares.

               (yy) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

               (zz) "1940 Act FundPreferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

               (aaa) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

               (bbb) "Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

               (ccc) "Other Rating Agency" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

               (ddd) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred Shares.

               (eee) "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred shares.

               (fff) "Other Rating Agency Guidelines" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of FundPreferred shares.

               (ggg) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred Shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

               (hhh) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

               (iii) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

               (jjj) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

               (kkk) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the FundPreferred shares, of the Fund from time to time.

               (lll) "Rating Agency" means each of Fitch (if Fitch is then rating FundPreferred shares), Moody's (if Moody's is then rating FundPreferred shares) and any Other Rating Agency.

               (mmm) "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating FundPreferred shares), Moody's Guidelines (if Moody's is then rating FundPreferred shares) and any Other Rating Agency Guidelines.

               (nnn) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

               (ooo) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

               (ppp) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

               (qqq) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

               (rrr) "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

               (sss) "Securities Act" means the Securities Act of 1933, as amended from time to time.

               (ttt) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series T and W.

               (uuu) "Sell Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

               (vvv) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

               (www) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(i) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

               (xxx) "Standard Dividend Period" means a Dividend Period of 7 days.

               (yyy) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

               (zzz) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (aaaa) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (bbbb) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (cccc) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (dddd) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (eeee) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

               (ffff) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which FundPreferred shares Series T and W initially are issued.

               (gggg) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

          18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.


                          PART II: AUCTION PROCEDURES

          1.   Orders.

          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

               (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                    (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                    (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                    (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the

          Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

          For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

               (b) (i) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                        (B) such number or a lesser number of Outstanding shares
               of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                        (C) the number of Outstanding shares of such series
               specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
               Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                         (A) the number of Outstanding shares of such series
               specified in such Sell Order; or

                         (B) such number or a lesser number of Outstanding
               shares of such series as set forth in clause (iii) of paragraph
               (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                    (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                         (A) the number of Outstanding shares of such series
               specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                         (B) such number or a lesser number of Outstanding
               shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

               (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

          2.   Submission of Orders by Broker-Dealers to Auction Agent.

               (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                    (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                    (ii) the aggregate number of shares of such series that are the subject of such Order;

                    (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                         (A) the number of shares, if any, of such series
               subject to any Hold Order of such Existing Holder;

                         (B) the number of shares, if any, of such series
               subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                         (C) the number of shares, if any, of such series
               subject to any Sell Order of such Existing Holder; and

                    (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

               (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

               (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

               (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                    (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                    (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                         (B) subject to subclause (A), if more than one Bid of
               an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                         (C) subject to subclauses (A) and (B), if more than one
               Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                         (D) in any such event, the number, if any, of such
               Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                    (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

               (e) If more than one Bid for one or more shares of a series of FundPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

               (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

               (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                    (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                    (ii) from the Submitted Orders for shares of such series whether:

                         (A) the number of Outstanding shares of such series
               subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series;

          exceeds or is equal to the sum of:

                         (B) the number of Outstanding shares of such series
               subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series; and

                         (C) the number of Outstanding shares of such series
               subject to Submitted Sell Orders

          (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                    (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                         (A) (I) each such Submitted Bid of Existing Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                         (B) (I) each such Submitted Bid of Potential Holders
               specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

          would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available FundPreferred shares of such series.

               (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                    (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                    (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                    (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

          4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

               (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                    (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                    (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                    (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                    (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses
          (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                    (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

               (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                    (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                    (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                    (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
          (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

               (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

               (d) If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

               (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

               (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

               (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND has caused these presents to be signed as of _________, 2003 in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                          NUVEEN DIVERSIFIED AND DIVIDEND
                                          INCOME FUND



                                          By:
                                             ----------------------------------
                                             Jessica R. Droeger, Vice President
ATTEST:



------------------------------------------
Virginia L. O'Neal, Assistant Secretary

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

        AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC,     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C'
                            are regarded as having significant And C speculative characteristics. 'BB' indicates the least degree of speculation and 'C'

                            the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

        C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        C The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

        p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                            Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        N.R.                Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

        A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                    Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

        Aaa Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

        A Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

         MIG 1/VMIG 1      This designation denotes superior credit quality.
                           Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2      This designation denotes strong credit quality.
                           Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3      This designation denotes acceptable credit quality.
                           Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

             o        Leading market positions in well-established industries.

             o       High rates of return on funds employed.

             o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             o Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

        AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE GRADE

        BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

        DDD, DD, and          The   ratings of obligations in this category are
        D Default             based on their prospects for Default achieving
                              partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around
                              90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated
                              'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Diversified Dividend and Income Fund $120,000,000 FundPreferred Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                   __________________________________________

                                 ________, 2003

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:

         Statement of Assets and Liabilities, September 5, 2003 (audited)

         Statement of Operations from July 18, 2003 (date of organization) through September 5, 2003 (audited)

         Statement of Assets and Liabilities, October 28, 2003 (unaudited)

         Statement of Operations from September 25, 2003 (commencement of operations) through October 28, 2003 (unaudited)

         Statement of Changes in Net Assets from September 25, 2003 (commencement of operations) through October 28, 2003 (unaudited)

         Portfolio of Investments, October 28, 2003 (unaudited)

         2.       Exhibits:

                  a.1      Declaration of Trust dated July 18, 2003. Filed on
                           July 31, 2003 as Exhibit a to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  a.2 Form of Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares. Filed herewith as Appendix A to the Statement of Additional
                           Information contained herein.

                  a.3      Moody's Guidelines and Fitch Guidelines.**

                  b.       By-laws of Registrant. Filed on July 31, 2003 as
                           Exhibit b to Registrant's registration statement on Form N-2 (File No. 333-107521) and incorporated herein by reference.*

                  c.       None.

                  d.       Form of Share Certificate.**

                  e.       Terms and Conditions of the Dividend Reinvestment
                           Plan. Filed on August 11, 2003 as Exhibit e to
                           Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  f.       None.

                  g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated July
                           30, 2003. Filed on August 28, 2003 as Exhibit g.1 to
                           Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  g.2      Investment Sub-Advisory Agreement between Nuveen
                           Institutional Advisory Corp. and Security Capital
                           Research & Management Incorporated dated July 30,
                           2003 as Exhibit g.2 to Pre-Effective Amendment
                           No. 4 to Registrant's registration statement on Form
                           N-2 (File No. 333-107521) and incorporated herein by reference.*


                  g.3      Investment Sub-Advisory Agreement between Nuveen
                           Institutional Advisory Corp. and NWQ Investment
                           Management Company LLC dated July 30, 2003 as
                           Exhibit g.3 to Pre-Effective Amendment No. 4 to
                           Registrant's registration statement on Form
                           N-2 (File No. 333-107521) and incorporated herein by reference.*

                  g.4      Investment Sub-Advisory Agreement between Nuveen
                           Institutional Advisory Corp. and Wellington
                           Management Company, LLP dated July 30, 2003 as
                           Exhibit g.4 to Pre-Effective Amendment No. 4 to
                           Registrant's registration statement on Form
                           N-2 (File No. 333-107521) and incorporated herein by reference. *

                  g.5      Investment Sub-Advisory Agreement between Nuveen
                           Institutional Advisory Corp. and Symphony Asset
                           Management, LLC dated July 30, 2003 as Exhibit g.5 to Pre-Effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-
                           107521) and incorporated herein by reference.*

                  h.1      Form of Underwriting Agreement.**

                  h.2      Form of Salomon Smith Barney Inc. Master Selected
                           Dealer Agreement.**


                  h.3      Form of Salomon Smith Barney Inc. Master Agreement
                           Among Underwriters.**

                  i.       Nuveen Open-End and Closed-End Funds Deferred
                           Compensation Plan for Independent Directors and
                           Trustees. Filed on August 28, 2003 as Exhibit i to
                           Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  j.       Master Custodian Agreement between Registrant and
                           State Street Bank and Trust Company dated August 19,
                           2002. Filed on August 28, 2003 as Exhibit j to
                           Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  k.1 Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust
                           Company dated October 7, 2002. Filed on August 28,
                           2003 as Exhibit k.1 to Pre-effective Amendment No. 2
                           to Registrant's registration statement on Form N-2
                           (File No. 333-107521) and incorporated herein by reference.*

                  k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated July
                           30, 2003. Filed on August 28, 2003 as Exhibit k.2 to
                           Pre-effective Amendment No. 2 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  k.3      Form of Auction Agency Agreement.**

                  k.4      Form of Broker-Dealer Agreement.**

                  k.5      Form of DTC Representations Letter.**

                  l.1      Opinion and consent of Vedder, Price, Kaufman &
                           Kammholz, P.C. Filed on November 14, 2003 as Exhibit
                           l.1 to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-108951) and incorporated herein by reference.*

                  l.2 Opinion and consent of Bingham McCutchen LLP. Filed on November 14, 2003 as Exhibit l.2 to Pre-Effective
                           Amendment No. 1 to Registrant's registration statement on Form N-2 (File No. 333-108951) and incorporated herein by reference.*

                  m.       None.

                  n.       Consent of Ernst & Young LLP.**

                  o.       None.

                  p.       Subscription Agreement of Nuveen Institutional
                           Advisory Corp. dated September 5, 2003 as Exhibit p to Pre-Effective Amendment No. 4 to Registrant's registration statement on Form N-2 (File No. 333-
                           107521) and incorporated herein by reference.*

                  q.       None.

                  r.1      Code of Ethics of Nuveen Institutional Advisory Corp.
                           Filed on August 11, 2003 as Exhibit r.1 to
                           Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  r.2      Code of Ethics of Security Capital Research &
                           Management Incorporated. Filed on August 11, 2003 as
                           Exhibit r.2 to Pre-effective Amendment No. 1 to
                           Registrant's registration statement on Form N-2 (File
                           No. 333-107521) and incorporated herein by reference.*

                  r.3      Code of Ethics of NWQ Investment Management Company
                           LLC. Filed on August 11, 2003 as Exhibit r.3 to
                           Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  r.4      Code of Ethics of Wellington Management Company, LLP.
                           Filed on August 11, 2003 as Exhibit r.4 to
                           Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  r.5      Code of Ethics of Symphony Asset Management, LLC.
                           Filed on August 11, 2003 as Exhibit r.5 to
                           Pre-effective Amendment No. 1 to Registrant's registration statement on Form N-2 (File No.
                           333-107521) and incorporated herein by reference.*

                  s.       Powers of Attorney. Filed on September 17, 2003 as
                           Exhibit s to Pre-effective Amendment No. 3 to
                           Registrant's registration statement on Form N-2 (File
                           No. 333-107521) and incorporated herein by reference.*

------------------
*       Previously filed.
**      Filed herewith.

ITEM 25: MARKETING ARRANGEMENTS
         Sections 2, 3, 5 and 6 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

         See the Introductory Paragraph and Sections 2 and 3(d) of the Form of Salomon Smith Barney Inc. Master Selected Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

         See the Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Salomon Smith Barney Inc. Master Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees..............     $   9,708
Printing and engraving expenses......................        55,000
Legal Fees...........................................        70,000
Accounting expense...................................         6,500
Rating Agency fees...................................        72,000
Miscellaneous expenses...............................        16,792
                                                          ---------
Total................................................     $ 230,000
                                                          =========

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

         At September 5, 2003

           TITLE OF CLASS                NUMBER OF RECORD HOLDERS
------------------------------------     ------------------------
Common Shares $0.01 par value.......                1


ITEM 29:  INDEMNIFICATION

         Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

                  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

                  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                           (i) by a vote of a majority of the Disinterested
                  Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (ii) by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

                  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen Funds, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

         Section 9 of the Form of Underwriting Agreement to be filed as Exhibit
h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Nuveen Institutional Advisory Corp. ("NIAC") serves as investment adviser to the following open-end and closed-end management type investment companies: Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund and Nuveen Preferred and Convertible Income Fund 2.

         NIAC has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NIAC appears below:

                                                                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
             NAME AND POSITION WITH NIAC                                     DURING PAST TWO YEARS
--------------------------------------------------------     ---------------------------------------------------------
John P. Amboian, President..............................     President, formerly Executive Vice President of Nuveen
                                                             Investments, Inc., Nuveen Investments, LLC, Nuveen
                                                             Advisory Corp., Nuveen Asset Management, Inc. and
                                                             Executive Vice President and Director of Rittenhouse
                                                             Asset Management, Inc.

Alan G. Berkshire, Senior Vice President and Secretary..     Senior Vice President (since 1999), formerly Vice
                                                             President and General Counsel (since 1997) and
                                                             Secretary (since 1998) of Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC, and Nuveen Asset Management,
                                                             Inc.; Senior Vice President (since  1997) and Secretary
                                                             (since 1998) of Nuveen Advisory Corp., Senior Vice
                                                             President, Secretary and General Counsel of
                                                             Rittenhouse Asset Management, Inc. (since 2001).

Margaret E. Wilson, Senior Vice President, Finance......     Senior Vice President, Finance of Nuveen Investments,
                                                             Inc., Nuveen Investments, LLC, and Nuveen Advisory Corp.

Gunther Stein, Vice President...........................     Lead portfolio manager for high yield strategies at
                                                             Symphony since 1999.  Prior to joining Symphony, Mr.
                                                             Stein was a High Yield Portfolio Manager at Wells Fargo.

Lenny Mason, Vice President.............................     High yield portfolio manager at Symphony.  Prior to
                                                             joining Symphony, Mr. Mason was a Managing Director in
                                                             FleetBoston's Technology & Communications Group.

         Security Capital Research & Management Incorporated ("Security Capital") serves as an investment adviser or subadviser to seven open-end and/or closed-end funds and offers separate account management for certain institutions and high net worth individuals. Security Capital also is a registered broker-dealer. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of Security Capital, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                                      OTHER BUSINESS PROFESSION, VOCATION OR
        NAME AND POSITION WITH SECURITY CAPITAL                       EMPLOYMENT DURING PAST TWO FISCAL YEARS
---------------------------------------------------------      -------------------------------------------------------
Anthony R. Manno Jr., President and Managing Director....      Chairman of the Board, Managing Director and
                                                               President Security Capital, Real Estate Mutual Funds
                                                               Incorporated.

                                                               Director, Security Capital Preferred Growth
                                                               Incorporated(1) and Bulgarian American Enterprise
                                                               Fund(2).

Kenneth D. Statz, Managing Director......................      Managing Director, Security Capital Real Estate
                                                               Mutual Funds Incorporated.

Kevin Bedell, Senior Vice President......................      Senior Vice President, Security Capital Real Estate
                                                               Mutual Funds Incorporated.

David E. Rosenbaum, Senior Vice President................      Senior Vice President, Security Capital

Jeffrey C. Nellessen, Chief Financial Officer, Vice            Chief Financial Officer, Treasurer and Assistant
President, Treasurer and Assistant Secretary.............      Secretary, Security Capital Real Estate Mutual Funds
                                                               Incorporated.

David T. Novick, General Counsel.........................      General Counsel, Senior Vice President and
                                                               Secretary, Security Capital Real  Estate Mutual
                                                               Funds Incorporated.

Alexander K. Daggett, Vice President.....................      Vice President-Client Services, Security Capital
                                                               Real Estate Mutual Funds Incorporated.

Michael J. Heller, Controller............................      Controller and Assistant Treasurer, Security Capital
                                                               Real Estate Mutual Funds Incorporated.

----------
(1) The principal business address of which is 11 S. LaSalle St., Chicago, IL 60603.

(2)      The principal business address of which is 333 W. Wacker, Chicago, IL
         60603.

         NWQ Investment Management Company LLC ("NWQ") serves as a subadviser to the Nuveen NWQ Multi-Cap Value Fund and the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of NWQ, indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                       POSITIONS AND OFFICES            OTHER BUSINESS PROFESSION, VOCATION OR
              NAME                         WITH NWQ, LLC               EMPLOYMENT DURING PAST TWO FISCAL YEARS
-----------------------------      ------------------------------  -----------------------------------------------
Michael C. Mendez                  Chief Executive Officer         President and Director (1999 - 2002),
                                                                   Managing Director (1992 - 1999) of NWQ
                                                                   Investment Management Company, Inc.

Jon D. Bosse                       CFA, Chief Investment Officer   Managing Director, Portfolio Manager
                                   and Managing Director           (1996 - 2002), Director of Research
                                                                   (1996 - 2001) of NWQ Investment
                                                                   Management Company, Inc.

Edward C. Friedel Jr.              CFA, Managing Director          Managing Director (1992 - 2002) of  NWQ
                                                                   Investment Management Company, Inc.

                                       POSITIONS AND OFFICES            OTHER BUSINESS PROFESSION, VOCATION OR
              NAME                         WITH NWQ, LLC               EMPLOYMENT DURING PAST TWO FISCAL YEARS
-----------------------------      ------------------------------  -----------------------------------------------
Mary-Gene Slaven                   Managing Director               Managing Director, Secretary/Treasurer, NWQ
                                   Secretary/Treasurer             Investment Management Company, Inc. (1992 -
                                                                   2002)

David B. Iben                      Managing Director, Portfolio    Managing Director, Portfolio Manager, NWQ
                                   Manager                         Investment Management Company, Inc. (11/2000
                                                                   - 2002); Chief Executive Officer, Lead
                                                                   Portfolio  Manager, Palladian Capital
                                                                   Management, Inc. (10/98  - 10/2000)

Phyllis G. Thomas                  Managing Director, Portfolio    Managing Director, Portfolio Manager, NWQ
                                   Manager                         Investment Management Company, Inc. (1993 -
                                                                   2002);  Vice President, Portfolio Manager
                                                                   (1992)

Carl M. Katerndahl                 Managing Director, Private      Managing Director, Private Client Group,  NWQ
                                   Client Services                 Investment Management Company, Inc. (4/2001  -
                                                                   2002); Senior Managing Director, Webster
                                                                   Investment Management (4/1998 - 4/2001)

James H. Galbreath                 Managing Director, Client       Managing Director, Client  Services, NWQ
                                   Services                        Investment Management Company, Inc. (1992 -
                                                                   2002)

Ronald R. Sternal                  Managing Director,              Managing Director, Institutional &
                                   Institutional & Taft-Hartley    Taft-Hartley Services, NWQ Investment
                                   Services                        Management Company, Inc.  (10/2000 - 2002);
                                                                   Sr. Vice President, Taft-Hartley  Services,
                                                                   NWQ Investment Management Company, Inc.
                                                                   (11/1999 - 9/2000)

         Wellington Management Company, LLP ("Wellington Management") provides asset management services to investment companies, employee benefit plans, endowments, foundations and other institutions. See "Investment Advisers" in Part B of the Registration Statement.

         The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
Kenneth Lee Abrams                                            --                                   --
   Partner

Nicholas Charles Adams                   Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Rand Lawrence Alexander                                       --                                   --
   Partner

Deborah Louise Allinson                  Wellington Trust Company, NA                   Vice President
   Partner

Steven C. Angeli                                              --                                   --
   Partner

James Halsey Averill                                          --                                   --
   Partner

John F. Averill                          Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

Karl E. Bandtel                          Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Global Holdings, Ltd.               Sr. Vice President

                                         Wellington Hedge Management, Inc.              Sr. Vice President

Mark James Beckwith                                           --                                   --
   Partner

James A. Bevilacqua                      Wellington Hedge Management, Inc.              Sr. Vice President
   Partner

                                         Wellington Global Holdings, Ltd.               Sr. Vice President

                                         Wellington Global Administrator, Ltd.          Sr. Vice President

Kevin J. Blake                           Wellington Global Administrator, Ltd.          Director
   Partner

                                         Wellington Global Holdings, Ltd.               Director

                                         Wellington Luxembourg S.C.A.                   Supervisory Board

                                         Wellington Management Global Holdings, Ltd.    Director

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
William Nicholas Booth                                        --                                   --
   Partner

Michael J. Boudens                       Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

Paul Braverman                           Wellington Global Administrator, Ltd.          Chairman, Director &
   Partner                                                                              Treasurer

                                         Wellington Global Holdings, Ltd.               Chairman, Director &
                                                                                        Treasurer


                                         Wellington Hedge Management, Inc.              Treasurer

                                         Wellington International Management Company    Director
                                         Pte Ltd.

                                         Wellington Luxembourg S.C.A.                   Supervisory Board

                                         Wellington Management Global Holdings, Ltd.    Chairman, Director &
                                                                                        Treasurer

                                         Wellington Management International Ltd.       Director & Finance
                                                                                        Officer

                                         Wellington Trust Company, NA                   Vice President and
                                                                                        Treasurer/Cashier

Robert A. Bruno                                               --                                   --
   Partner

Michael T. Carmen                                             --                                   --
   Partner

Maryann Evelyn Carroll                                        --                                   --
   Partner

William R.H. Clark                       Wellington International Management Company    Managing Director
   Partner                               Pte Ltd.

John DaCosta                                                  --                                   --
   Partner

Pamela Dippel                            Wellington Trust Company, NA                   Director & Vice
   Partner                                                                              President

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
Scott M. Elliott                                              --                                   --
   Partner

Robert Lloyd Evans                                            --                                   --
   Partner

David R. Fassnacht                                            --                                   --
   Partner

Lisa de la Fuente Finkel                 Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

Mark T. Flaherty                         Wellington Trust Company, NA                   Vice President
   Partner

Charles Townsend Freeman                                      --                                   --
   Partner

Laurie Allen Gabriel                     Wellington Global Administrator, Ltd.          Sr. Vice President
   Managing Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President &
                                                                                        Director

                                         Wellington Trust Company, NA                   Vice President

Ann C. Gallo                                                  --                                   --
   Partner

Nicholas Peter Greville                  Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington International Management Company    Director
                                         Pte Ltd.

                                         Wellington Management International Ltd.       Director

Paul J. Hamel                            Wellington Trust Company, NA                   Vice President
   Partner

William J. Hannigan                      Wellington Global Administrator, Ltd.          Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
Lucius Tuttle Hill, III                                       --                                   --
   Partner

James P. Hoffmann                                             --                                   --
   Partner

Jean M. Hynes                            Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Paul David Kaplan                                             --                                   --
   Partner

Lorraine A. Keady                        Wellington Global Administrator, Ltd.          Deputy Chairman &
   Partner                                                                              Director

                                         Wellington Global Holdings, Ltd.               Deputy Chairman &
                                                                                        Director

                                         Wellington Hedge Management, Inc.              Sr. Vice President

                                         Wellington Luxembourg S.C.A.                   Supervisory Board

                                         Wellington Trust Company, NA                   Vice President, Trust
                                                                                        Officer

                                         Wellington Management International Ltd.       Director

                                         Wellington International Management Company    Director
                                         Pte Ltd.

                                         Wellington Management Global Holdings, Ltd.    Deputy Chairman &
                                                                                        Director

John Charles Keogh                       Wellington Trust Company, NA                   Vice President
   Partner

George Cabot Lodge, Jr.                  Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

                                         Wellington Trust Company, NA                   Vice President

Nancy Therese Lukitsh                    Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
                                         Wellington Trust Company, NA                   Vice President &
                                                                                        Director

Mark Thomas Lynch                        Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Mark D. Mandel                           Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Christine Smith Manfredi                 Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Global Holdings, Ltd.               Sr. Vice President

                                         Wellington Hedge Management, Inc.              Sr. Vice President

                                         Wellington Trust Company, NA                   Vice President

Earl Edward McEvoy                                            --                                   --
   Partner

Duncan Mathieu McFarland                 Wellington Hedge Management, Inc.              Chairman & Director
   Managing Partner

                                         Wellington International Management Company    Director
                                         Pte Ltd.

                                         Wellington Management International Ltd.       Director

                                         Wellington Trust Company, NA                   Vice President &
                                                                                        Director

Paul Mulford Mecray III                                       --                                   --
   Partner

Matthew Edward Megargel                                       --                                   --
   Partner

James Nelson Mordy                                            --                                   --
   Partner

Diane Carol Nordin                       Wellington Global Administrator, Ltd.          Sr. Vice President
   Partner

                                         Wellington Hedge Management, Inc.              Sr. Vice President

                                         Wellington Trust Company, NA                   Vice President &
                                                                                        Director

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
                                         Wellington Management International Ltd.       Director

                                         Wellington International Management Company    Director
                                         Pte Ltd.

Stephen T. O'Brien                                            --                                   --
   Partner

Andrew S. Offit                                               --                                   --
   Partner

Edward Paul Owens                        Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Saul Joseph Pannell                      Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Thomas Louis Pappas                                           --                                   --
   Partner

Jonathan Martin Payson                   Wellington Trust Company, NA                   President, Chairman of
   Partner                                                                              the Board, Director

Philip H. Perelmuter                                          --                                   --
   Partner

Robert Douglas Rands                     Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

James Albert Rullo                                            --                                   --
   Partner

John Robert Ryan                         Wellington Hedge Management, Inc.              Director
   Managing Partner

Joseph Harold Schwartz                                        --                                   --
   Partner

James H. Shakin                                               --                                   --
   Partner

Theodore Shasta                          Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Andrew J. Shilling                                            --                                   --
   Partner

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
Binkley Calhoun Shorts                                        --                                   --
   Partner

Scott E. Simpson                         Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Trond Skramstad                                               --                                   --
   Partner

Stephen Albert Soderberg                                      --                                   --
   Partner

Eric Stromquist                          Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Brendan James Swords                     Wellington Global Administrator, Ltd.          President
   Partner

                                         Wellington Global Holdings, Ltd.               President

                                         Wellington Hedge Management, Inc.              President

                                         Wellington Management Global Holdings, Ltd.    President

Harriett Tee Taggart                                          --                                   --
   Partner

Frank L. Teixeira                                             --                                   --
   Partner

Perry Marques Traquina                   Wellington Trust Company, NA                   Vice President &
   Partner                                                                              Director

                                         Wellington Management International Ltd.       Director and Chairman
                                                                                        of the Board

                                         Wellington International Management Company    Director and Chairman
                                         Pte Ltd.                                       of the Board

Nilesh P. Undavia                        Wellington Global Holdings, Ltd.               Sr. Vice President
   Partner

Clare Villari                                                 --                                   --
   Partner

   NAME AND POSITION WITH                                                                 CONNECTION WITH
     INVESTMENT ADVISER                         NAME OF OTHER COMPANY                      OTHER COMPANY
------------------------------           -------------------------------------          -------------------
Kim Williams                                                  --                                   --
   Partner

Itsuki Yamashita                         Wellington International Management Company    Sr. Managing Director
   Partner                               Pte Ltd.

         Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as for Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

         Symphony Asset Management, LLC currently serves as an investment adviser or subadviser to three other funds. The address for Symphony
Asset Management, LLC is 555 California Street, Suite 2975, San Francisco, CA 94104. See "Investment Advisers" in Part B of the Registration Statement.

         Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                               OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
              NAME AND POSITION WITH SYMPHONY                                 DURING PAST TWO YEARS*
---------------------------------------------------------    -----------------------------------------------------------
Jeffrey L. Skelton                                           Manager/Member, NetNet Ventures, LLC
Director; President; Chief Executive Officer............

Neil L. Rudolph                                              Manager/Member, NetNet Ventures, LLC
Chief Operating Officer; Chief Financial Officer; Chief
Compliance Officer......................................

Michael J. Henman                                            Manager/Member, NetNet Ventures, LLC
Secretary; Director of Business Development.............

Praveen K. Gottipalli                                        Portfolio Manager and Manager/Member, NetNet
Director of Investments ................................     Ventures, LLC

Gunther M. Stein                                             Portfolio Manager, Symphony Asset Management LLC;
Director of Fixed Income Strategies ....................     Portfolio Manager, Nuveen Senior Loan Asset
                                                             Management  LLC; Portfolio Manager, Nuveen
                                                             Institutional Advisory  Corp.

*Note: Officers' employment by Symphony Asset Management, Inc. terminated in July 2001 (in conjunction with purchase of Symphony by Nuveen).

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS

         Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         NWQ Investment Management Company LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, maintains certain of its advisory material.

         Security Capital Research & Management Incorporated, 11 South LaSalle Street, Chicago, IL 60603, maintains certain of its advisory material.

         Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, maintains certain of its advisory material.

         Symphony Asset Management, LLC, 555 California Street, San Francisco, CA 94104, maintains certain of its advisory material.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.

ITEM 32:  MANAGEMENT SERVICES

         Not applicable.

ITEM 33:  UNDERTAKINGS

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 18th day of November 2003.


                                            NUVEEN DIVERSIFIED DIVIDEND AND
                                            INCOME FUND

                                            /s/ Jessica R. Droeger
                                            -----------------------------------
                                            Jessica R. Droeger, Vice President
                                             and  Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURE                                 TITLE                           DATE
-------------------------------------    ------------------------------------   ------------------------
/s/ Stephen D. Foy                       Vice President and Controller          November 18, 2003
-----------------------------------      (Principal Financial and Accounting
Stephen D. Foy                           Officer)

/s/ Gifford R. Zimmerman                 Chief Administrative Officer           November 18, 2003
-----------------------------------
Gifford R. Zimmerman                     (Principal Executive Officer)

Timothy R. Schwertfeger*                 Chairman of the Board and Trustee

William E. Bennett*                      Trustee

Robert P. Bremner*                       Trustee

Lawrence H. Brown*                       Trustee

Jack B. Evans*                           Trustee

Anne E. Impellizzeri*                    Trustee

William L. Kissick*                      Trustee

Thomas E. Leafstrand*                    Trustee

Peter R. Sawers*                         Trustee

William J. Schneider*                    Trustee

Judith M. Stockdale*                     Trustee

Sheila W. Wellington*                    Trustee

By:  /s/ Jessica R. Droeger
   ------------------------
Jessica R. Droeger
Attorney-In-Fact

November 18, 2003


         *Original powers of attorney authorizing Jessica R. Droeger and Gifford
R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed on September 24, 2003 as exhibits to Pre-effective Amendment No. 4 to Registrant's registration statement on Form N-4 (File No. 333-107521) and are incorporated herein by reference.

                                INDEX TO EXHIBITS

        a.1          Declaration of Trust dated July 18, 2003.*

        a.3          Moody's Guidelines and Fitch Guidelines.**

        b.           By-laws of Registrant.*

        c.           None.

        d.           Form of Share Certificate.**

        e.           Terms and Conditions of the Dividend Reinvestment Plan.*

        f.           None.

        g.1          Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp.
                     dated July 30, 2003.*

        g.2          Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Security
                     Capital Research & Management Incorporated dated July 30, 2003.*

        g.3          Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ
                     Investment Management Company LLC dated July 30, 2003.*

        g.4          Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Wellington
                     Management Company, LLP dated July 30, 2003.*

        g.5          Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Symphony
                     Asset Management, LLC dated July 30, 2003.*

        h.1          Form of Underwriting Agreement.**

        h.2          Form of Salomon Smith Barney Inc. Master Selected Dealer Agreement.**

        h.3          Form of Salomon Smith Barney Inc. Master Agreement Among Underwriters.**

        i.           Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and
                     Trustees.*

        j.           Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated
                     August 19, 2002.*

        k.1          Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and
                     Trust Company dated October 7, 2002.*

        k.2          Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp.
                     dated July 30, 2003.*

        k.3          Form of Auction Agency Agreement.**

        k.4          Form of Broker-Dealer Agreement.**

        k.5          Form of DTC Representations Letter.**

        l.1          Opinion and consent of Vedder, Price, Kaufman & Kammholz, P.C.*

        l.2          Opinion and consent of Bingham McCutchen LLP.*

        m.           None.

        n.           Consent of Ernst & Young LLP.**

        o.           None.

        p.           Subscription Agreement of Nuveen Institutional Advisory Corp. dated September 5, 2003.*

        q.           None.

        r.1          Code of Ethics of Nuveen Institutional Advisory Corp.*

        r.2          Code of Ethics of Security Capital Research & Management Incorporated.*

        r.3          Code of Ethics of NWQ Investment Management Company LLC.*

        r.4          Code of Ethics of Wellington Management Company, LLP.*

        r.5          Code of Ethics of Symphony Asset Management, LLC.*

        s.           Powers of Attorney.*

------------------
*       Previously filed.
**      Filed herewith.